EXHIBIT 10.26


                                   STANDARD

                              SHOPPING CENTER LEASE



Name of Shopping Center:                      PALISADES CENTER

Location of Shopping Center:                  West Nyack, New York

Landlord:                                     EklecCo L.L.C.

Tenant:                                       HoloWorld, Inc.

D/b/a:                                        HoloWorld Cafe





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                                TABLE OF CONTENTS
                                                                            Page



ARTICLE 1.  Premises...........................................................2

    1.01.   Premises...........................................................2
    1.02.   Shopping Center....................................................2
    1.03.   Use of Premises and Trade Name.....................................2

ARTICLE 2.  Term of Lease......................................................3

    2.01.   Commencement of Term...............................................3
    2.02.   Term of Lease......................................................3
    2.03.   Option to Extend; Expiration of Term ( 2 five-year Options)........3
    204.    Surrender of Premises..............................................4

ARTICLE 3.  Rent...............................................................4

    3.01.   Minimum Rent.......................................................4
    3.02.   Percentage Rent....................................................5
    3.03.   Gross Receipts Defined.............................................6
    3.04.   Tenant's Books and Records.........................................6
    3.05.   Reports by Tenant..................................................7
    3.06.   Non-Waiver.........................................................7
    3.07.   Right to Examine and Audit Books and Records.......................7
    3.08.   Delinquent Payments................................................8
    3.09.   Additional Rent....................................................8
    3.10.   Definition of Lease Year and Partial Lease Year....................8
    3.11.   Place for Payments.................................................9

ARTICLE 4.  Taxes..............................................................9

    4.01.   Real Property Taxes................................................9
    4.02.   Tenant's Taxes....................................................11

ARTICLE 5.  Construction and Financing........................................11

    5.01.   Landlord's Work...................................................11
    5.02.   Tenant's Work.....................................................11
    5.03.   Payment...........................................................12
    5.04.   Financing.........................................................12

ARTICLE 6.  Conduct of Business by Tenant.....................................13

    6.01.   Use of Premises and Trade Name....................................13
    6.02.   Tenant's Operating Covenant.......................................13
    6.03.   Competition.......................................................14
    6.04.   Other Business Practices..........................................14
    6.05.   Marketing Fund-- Intentionally Deleted............................16

ARTICLE 7.  Common Areas and Operating Costs..................................16

    7.01.   Definition........................................................16
    7.02.   Development of Common Areas.......................................16

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    7.03.   Use of Common Areas...............................................17
    7.04.   Common Area Costs.................................................17
    7.05.   Adjustment to Payment.............................................18
    7.06.   Payment of Extraordinary Common Area Costs -INTENTIONALLY DELETED.18

ARTICLE 8.  Energy, Utility and Sprinkler Costs...............................18

    8.01.   Energy and Utility Charges........................................18
    8.02.   Miscellaneous Utility Provisions..................................18

ARTICLE 9.  Fixtures, Alterations, Signs......................................19

    9.01.   Installation By Tenant............................................19
    9.02.   Removal and Restoration by Tenant.................................19
    9.03.   Signs, Awnings and Canopies.......................................20
    9.04.   Remodeling of the Premises........................................20

ARTICLE 10.  Repairs and Maintenance..........................................20

    10.01.  Landlord's Obligation to Repair...................................20
    10.02.  Tenant's Obligation to Repair.....................................21
    10.03.  Article Not Applicable to Fire or Condemnation....................22

ARTICLE 11.  Indemnity........................................................22

    11.01.  Indemnity.........................................................22

ARTICLE 12.  Insurance........................................................23

    12.01.  Liability Insurance...............................................23
    12.02.  Special Causes of Loss and Difference in Conditions Insurance.....23
    12.03.  Insurance on Common Areas.........................................24
    12.04.  Increase in Fire Insurance Premium................................24
    12.05.  Tenant to Share Insurance Costs...................................24
    12.06.  Waiver of Subrogation.............................................25
    12.07.  Policies..........................................................25

ARTICLE 13.  Damage by Fire, Etc..............................................25

    13.01.  Restoration of Premises...........................................25
    13.02.  Restoration During Last Three Years...............................26
    13.03.  Tenant's Obligation Upon Restoration..............................26

ARTICLE 14....................................................................26

    14.01.  Eminent Domain....................................................26
    14.02.  Landlord Entitled to Award........................................27

ARTICLE 15.  Bankruptcy and Default Provisions................................27

    15.01.  Events of Default and Conditional Limitation......................27
    15.02.  Landlord's Remedies...............................................29

ARTICLE 16.  Mechanics' Liens.................................................31

    16.01.  Mechanics' Liens..................................................31

ARTICLE 17.  Assignments, Subleases and Other Transfers of Tenant's Interest..32

    17.01.  Limitations on Tenant's Rights....................................32

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    17.02.  Effect of Landlord's Consent......................................32

ARTICLE 18.  Compliance with Government Orders................................33

    18.01.  Tenant to Comply..................................................33
    18.02.  Failure to Comply.................................................33
    18.03.  Hazardous Material................................................33
    18.04.  Americans With Disabilities Act...................................34

ARTICLE 19.  Subordination, Mortgagee's Rights and Assignment of Rents........34

    19.01.  Subordination.....................................................34
    19.02.  Mortgagee's Rights................................................34
    19.03.  Assignment of Rents...............................................35

ARTICLE 20.  Entry to Premises................................................36

    20.01.  Entry to Premises by Landlord.....................................36

ARTICLE 21.  Notices and Certificates.........................................36

    21.01.  Notices...........................................................36
    21.02.  Estoppel Certificate of Landlord..................................37
    21.03.  Estoppel Certificate of Tenant....................................37

ARTICLE 22.  Covenant of Quiet Enjoyment......................................37

    22.01.  Covenant of Quiet Enjoyment.......................................37

ARTICLE 23.  Miscellaneous Provisions.........................................38

    23.01.  Holdover..........................................................38
    23.02.  Limitation on Landlord's Personal Liability.......................38
    23.03.  Definition of Tenant's Allocable Share............................39
    23.04.  Force Majeure.....................................................39
    23.05.  Relocation of Tenant..............................................40
    23.06.  Changes and Additions.............................................40
    23.07.  Attornment by Tenant..............................................40
    23.08.  Index ............................................................41
    23.09.  Survival of Tenant's Obligations..................................41
    23.10.  Effect of Landlord's Notice to Terminate..........................41
    23.11.  Effect of Captions................................................41
    23.12.  Tenant Authorized to Do Business..................................42
    23.13.  Execution in Counterparts.........................................42
    23.14.  Law Governing, Effect and Gender..................................42
    23.15.  Memorandum or Notice of Lease.....................................42
    23.16.  Complete Agreement................................................42
    23.17.  Guaranty of Lease - Intentionally Deleted.........................43
    23.18.  Arbitration.......................................................43
    23.19.  Security Agreement................................................43
    23.20.  Invalidity of Particular Provisions...............................43
    23.21.  Execution of Lease by Landlord....................................43
    23.22.  Relationship of the Parties.......................................44
    23.23.  Brokers...........................................................44



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                             INDEX OF DEFINED TERMS
                                                                            Page



A

Additional Rent ..................Section 3.09.................................8

C

Common Area Costs ................Section 7.04(b).............................17
Common Areas .....................Section 7.01................................16

E

Energy Provider ..................Section 8.01(b).............................18

F

Fixed Annual Minimum Rent  .......Section 3.01(a)..............................4
Fixed Monthly Minimum Rent  ......Section 3.01(a)..............................4

G

Gross Receipts ...................Section 3.03.................................6

H

Hazardous Material ...............Section 18.03...............................33

L

Landlord .........................Section 23.02(b)............................38
Lease Year .......................Section 3.10.................................8

P

Partial Lease Year  ..............Section 3.10.................................8
Percentage Rent  .................Section 3.02(a)..............................5
Premises .........................Section 1.01.................................2

R

Real Property Taxes ..............Section 4.01(a)..............................9

S

square feet ......................Section 23.03(b)............................39

T

Tenant's Allocable Share .........Section 23.03...............................39
Term Commencement Date ...........Section 2.01(a)..............................3
Total Tenant Area  ...............Section 23.03(b)............................39

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                              SHOPPING CENTER LEASE



         AGREEMENT made this   day of      , 20  , by and between the following
                             --       ----     --
         parties:

         Landlord:     EklecCo, L.L.C.

         a limited liability company organized and existing under the laws of the State of New York with its mailing address for notices and a principal office at:

                              THE CLINTON EXCHANGE
                               FOUR CLINTON SQUARE
                          SYRACUSE, NEW YORK 13202-1078
                         Attention: MANAGEMENT DIVISION

         hereinafter referred to as "Landlord,"

         and

         Tenant:     HoloWorld, Inc.

         a corporation organized and existing under the laws of the State of Delaware with its mailing address for notices and a principal office or residence at:

                       21031 Ventura Boulevard, Suite 520
                            Woodland Hills, CA 91364
                         Attention: ------------------

         hereinafter referred to as "Tenant."

         Tenant's Federal Tax Identification
         or Social Security Number:                  95-4618184




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                                    ARTICLE 1

                                    Premises

1.01     Premises

         Landlord hereby demises and leases to Tenant and Tenant hereby rents from Landlord those certain premises ("Premises") hereinafter described and located in the Palisades Center ("Shopping Center"), which is located in the Town of Clarkstown, County of Rockland, State of New York. The Premises consist of approximately 22,178 square feet, a measurement determined solely for the purposes of this Lease. The Premises are shown cross-hatched on the plan attached hereto and made a part hereof as Exhibit A-1. The Premises shall not be deemed to include either the land lying thereunder or the exterior walls or roof of the building in which said Premises are located or any area beyond the midpoint of any interior wall. Landlord reserves the use of said land, walls and roof of the building, together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements leading through the Premises in locations which will not materially interfere with Tenant's use of the Premises.

1.02     Shopping Center

         The Shopping Center includes: (i) the parcel(s) of land and improvements hereinafter referred to as "Landlord's Tract" generally depicted on Exhibit A attached hereto and made a part hereof, whether owned in fee or ground leased by Landlord and (ii) the parcel(s) of land and improvements, if any, generally depicted on Exhibit A as "REA Parcel" made available for use by any reciprocal construction operating and easement agreement ("REA"). Landlord reserves the right to add to or sever the ownership of or title to any portion of the Shopping Center or to add to or reduce the size of any REA Parcel at any time. No representation is made or implied that Landlord has title to the Premises at the time of execution of this Lease. It is agreed that the depiction of the Shopping Center on Exhibit A does not constitute a representation, covenant or warranty of any kind by Landlord. Landlord, in its sole and absolute discretion, reserves the right to expand or remodel the Shopping Center and to change the configuration, size and dimensions of the Shopping Center, the number, location and dimensions of buildings, parking areas, driveways, entrances, exits and landscaped areas, the number of floors in any of the buildings, the dimensions, identity, and type of stores or tenancies, and, as provided in Section 7.02, the "Common Areas" (defined in Section 7.01).

1.03     Use of Premises and Trade Name

         Tenant shall operate the Premises under the trade name "HoloWorld Cafe" and shall use the Premises solely for the purpose of conducting the business of a theme restaurant. The restaurant shall be full service with food, beverages and ice cream. Tenant shall also use the Premises for night dancing. Tenant shall operate bowling lanes, an arcade containing video games and interactive games, and a motion simulator theatre with a maximum capacity of sixty (60) people. Tenant shall be permitted to use no more than 400 square feet of the Premises for retail merchandise. The Premises shall be used for no other purpose whatsoever.

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                                    ARTICLE 2

                                  Term of Lease

2.01     Commencement of Term

         (a) The term of this Lease shall commence 180 days following delivery of possession of the Premises to Tenant (hereinafter called "Term Commencement Date"), provided, however, that if Tenant opens for the conduct of its business in the Premises earlier than the date specified, the term of this Lease shall then commence upon the date Tenant opens for the conduct of its business in the Premises. After thirty days from the date Landlord delivers possession of the Premises to Tenant, the Term Commencement Date shall be extended for each day Tenant has not obtained a building permit, provided Tenant has submitted a building permit application and completed building permit plans not later than January 15, 2001.

         (b) Tenant acknowledges the importance both to Landlord and the other tenants of the Shopping Center of Tenant's opening for business to the public on the Term Commencement Date. In the event Tenant fails to open for business at the Premises on or before the Term Commencement Date or, if the Term Commencement Date has been rescheduled by Landlord, on or before the rescheduled Term Commencement Date, Tenant covenants and agrees to pay to Landlord, upon receipt of notice from Landlord of the amount due under this Section 2.01(b), as liquidated damages suffered by Landlord due to Tenant's failure to open, a sum (in addition to any rent due hereunder) equal to one and one half times the per diem Fixed Monthly Minimum Rent (using a thirty (30) day month) provided in
Section 3.01(a) for each and every business day that Tenant has failed to open for business beyond July 1, 2001.

2.02     Term of Lease

         The term of this Lease shall expire on the fifteenth (15th) anniversary of the Term Commencement Date, unless earlier terminated pursuant to the provisions herein.

2.03     Option to Extend; Expiration of Term ( 2 five-year Options)

         If on the date the applicable Extension Notice (as hereinafter defined) is given and on the first day of the applicable Extended Term (as hereinafter defined) (i) this Lease is in full force and effect, and (ii) Tenant is not in default of any of the terms, covenants or conditions required to be observed or performed by Tenant under this Lease; then Tenant shall have the right to extend (an "Extension Option") the term of this Lease for two (2) additional periods of sixty months each (each additional period, an "Extended Term"), provided that written notice (the "Extension Notice") of the election shall be sent to Landlord by Tenant not more than twelve (12) months and not less than nine (9) months prior to the expiration of the then existing Term (as hereinafter defined), time being of the essence with respect to the date of delivery of such notice. Each Extended Term shall be upon the same terms and conditions as are contained in this Lease for the initial term hereof, except that (1) Fixed Annual Minimum Rent for and during any Extended Term shall be equal to the Fixed Annual Minimum Rent set forth in Section 3.01 with respect to such Extended Term, (2) Tenant shall have no right to extend the term of this Lease for any period of time beyond the expiration of the two

                                       3
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(2) Extended Terms referred to above, and (3) Tenant shall have no right to elect the second Extended Term if it has not previously timely elected, and qualified for, the first Extended Term in accordance with the provisions of this
Section 2.03. The word "Term" means the initial term of this Lease together with each and every Extended Term (if any) that is timely elected, and qualified for in accordance with the provisions of this Section 2.03.

         If the term of this Lease would expire during the period September 1 through the last day of February, the parties agree that the termination date shall be the immediately preceding August 31.

204     Surrender of Premises

         On the expiration or earlier termination of this Lease, Tenant agrees, without necessity of any notices from Landlord (statutory or otherwise), to surrender the Premises in accordance with Article 9, and broom clean and in good order, repair and condition, reasonable wear and tear and damage by fire or casualty excepted.

                                    ARTICLE 3

                                      Rent

3.01     Minimum Rent

         (a) Tenant agrees to pay Landlord, without diminution, deduction or set-off whatsoever and without prior notice or demand, and as fixed annual minimum rent ("Fixed Annual Minimum Rent"), the sums set forth in Section 3.01(a)(i), (ii), (iii) and (iv) below payable in equal consecutive monthly installments ("Fixed Monthly Minimum Rent") each in advance upon the first day of each calendar month during the term hereof.

                  (i) From the Term Commencement Date through the end of the sixtieth (60th) full month of the Lease term, Fixed Annual Minimum Rent shall be Four Hundred Seventy Eight Thousand Six Hundred One and 00/100 Dollars ($478,601.00), payable in equal monthly installments of Thirty Nine Thousand Eight Hundred Eighty Three and 00/1 00 Dollars ($39,883.00) each; and

                  (ii) From the first day of the sixty first (61st) full month of the Lease term through the end of the one hundred and twentieth (120th) full month of the Lease term, Fixed Annual Minimum Rent shall be Five Hundred Two Thousand Five Hundred Fifty Three and 00/100 Dollars ($502,553.00), payable in equal monthly installments of Forty One Thousand Eight Hundred Seventy Nine and 00/100 Dollars ($41,879.00) each; and

                  (iii) From the first day of the one hundred and twenty-first (121st) full month of the Lease term through the end of the Lease term, Fixed Annual Minimum Rent shall be Five Hundred Twenty Seven Thousand Six Hundred Fourteen and 00/100 Dollars ($527,614.00), payable in equal monthly installments of Forty Three Thousand Nine Hundred Sixty Seven and 00/100 Dollars ($43,967.00) each.

                                       4
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                  (iv)    Provided Tenant exercises its first Extension Option,
         from the first day of Tenant's first Extended Term through the end of the sixtieth fully month of Tenant's first Extended Term, Fixed Annual Minimum Rent shall be Five Hundred Fifty Three Thousand Nine Hundred Ninety Four and 70/100 Dollars ($553,994.70) payable in advance, in equal monthly installments of Forty Six Thousand One Hundred Sixty Six and 23/100 Dollars ($46,166.23) each; and

                  (v)     Provided Tenant exercises its second Extension
         Option, from the first day of Tenant's second Extended Term through the sixtieth full month of Tenant's second Extended Term, an annual amount of Five Hundred Eighty One Thousand Six Hundred Ninety Four and 44/100 ($581,694.44) payable in advance in equal monthly installments of Forty Eight Thousand Four Hundred Seventy Four and 54/100 Dollars ($48,474.54) each.

         (b) If the term shall commence upon a day other than the first day of a calendar month or if the term shall terminate upon a day other than the last day of a calendar month, then Tenant shall pay, upon the Term Commencement Date, and on the first day of the last calendar month, a pro rata portion of the Fixed Monthly Minimum Rent for the first and last fractional calendar months of the term.

3.02     Percentage Rent

         (a) In addition to Fixed Annual Minimum Rent, Tenant shall, in the manner, upon the conditions and at the times hereinafter set forth, pay to Landlord percentage rent ("Percentage Rent") equal to ten percent (10%) of "Gross Receipts" (defined in Section 3.03) in excess of Six Million Dollars ($6,000,000) ("Annual Minimum Gross Receipts") per "Lease Year" (defined in
Section 3.10). Percentage Rent shall be payable as hereinafter provided without any diminution, deduction or set-off whatsoever, except as provided in Section 3.02(b), and without prior notice or demand.

         (b) Percentage Rent, if any, for the first Lease Year or Partial Lease Year shall be paid by Tenant to Landlord within thirty (30) days after the last day of such Lease Year or Partial Lease Year. During the second and each subsequent Lease Year, Tenant shall pay to Landlord monthly, on the first day of each month during such Lease Year, an amount equal to one-twelfth the amount of Percentage Rent, if any, payable during the immediately preceding Lease Year or Partial Lease Year. Within thirty (30) days after the end of the second and each subsequent Lease Year, Tenant shall pay to Landlord the sum by which the actual amount of Percentage Rent due Landlord for such Lease Year exceeds the total payments made by Tenant during the preceding Lease Year, however, if such total payment exceeds one-twelfth (1/12th) the actual amount of Percentage Rent then due, Tenant shall apply such excess to the next ensuing payments of Percentage Rent otherwise due to Landlord until such excess is recouped by Tenant. Landlord shall reimburse to Tenant any such excess remaining at the expiration of the term.

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         (c)     If the date Tenant initially opens for business in the
Premises is other than the first day of a Lease Year, then Percentage Rent attributable to the period between such initial opening date and the first day of the first Lease Year shall be based on Gross Receipts in excess of the Annual Minimum Gross Receipts reduced on a pro rata basis for such period.

3.03     Gross Receipts Defined

         The term "Gross Receipts" as used herein is hereby defined to mean receipts from gross sales from all business conducted in any manner at, in, on, from or arising out of the Premises (including any additional space hereafter licensed by Landlord to Tenant pursuant to separate agreement) by Tenant and all others (including all licensees, concessionaires and tenants of Tenant), and whether such sales be evidenced by check, credit, charge account, exchange or otherwise, and shall include, but not be limited to, the amounts received from the sale or rental of goods, wares and merchandise, and for services performed on the Premises, together with the amount of all orders taken or received at the Premises, whether such orders be filled from the Premises or elsewhere, and whether such sales be made by means of merchandise or other vending devices in or relating to the Premises. If any one or more departments or other divisions of Tenant's business shall be sublet by Tenant or conducted by any person, firm or corporation other than Tenant, then there shall be included in the Gross Receipts for the purpose of determining the Percentage Rent payable hereunder all of the gross sales of such departments or divisions in the same manner and with the same effect as if the business or sales of such departments and divisions had been conducted by Tenant itself. Gross Receipts shall not include sales of merchandise returned and claimed to be defective or unsatisfactory, provided such sales have been included in Gross Receipts and there shall be deducted from Gross Receipts the sales price of merchandise returned by customers for exchange, provided that the sales price of merchandise delivered to the customer in exchange is included in Gross Receipts. Gross Receipts shall not include the amount of any sales, use or gross receipts tax imposed by any federal, state, municipal or governmental authority directly on sales and collected from customers, provided that the amount thereof is separately added to the selling price and paid by Tenant to such governmental authority. No franchise or capital stock tax and no income or similar tax based upon income or profits as such shall be deducted from Gross Receipts in any event whatsoever. Each charge or sale upon installment or credit shall be treated as a sale for the full price in the month during which such charge or sale shall be made, irrespective of the time when Tenant shall receive payment (whether full or partial) therefor.

3.04     Tenant's Books and Records

         Tenant agrees to prepare, maintain and keep on the Premises or at its principal office for a period of not less than three (3) years following the end of each Lease Year, accurate books of account and records of daily Gross Receipts, including without limitation all federal, state and local tax returns, and copies of relevant contracts, checks, vouchers, inventory records, dated cash register tapes, sales slips and such other documentation as would enable Landlord to make a full and complete audit of Gross Receipts ("Books and Records"). Landlord and Landlord's authorized representatives shall have the right to examine Tenant's Books and Records during regular business hours. Tenant agrees that all Gross Receipts shall be registered at the time each sale or transaction is made in cash registers or other devices or other electronic or technology based systems containing locked-in cumulation capacity satisfactory to Landlord.

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3.05     Reports by Tenant

         Within twenty (20) days after the end of each calendar month, or portion thereof, during the term of this Lease, Tenant shall furnish to Landlord a written statement setting forth the amount of Gross Receipts and an itemization of any deductions or exclusions therefrom for such previous month. Tenant also agrees that it will furnish to Landlord within forty-five (45) days after the end of each Lease Year or Partial Lease Year, an annual statement, showing in all reasonable detail the amount of Gross Receipts and an itemization of any deductions or exclusions therefrom relating to such Lease Year or Partial Lease Year and the amount of Percentage Rent due Landlord. Each monthly and annual statement required by this Section 3.05 shall be certified by one of Tenant's knowledgeable, authorized, executive officers or if Tenant is an individual, by Tenant and shall be subject to further certification as provided in Section 3.07. In the event Tenant fails to furnish Landlord with a monthly or annual statement within the required time period and in the manner set forth in this Section 3.05, then the Gross Receipts for such month or year, as the case may be, shall, at Landlord's option, be deemed to be equal to Tenant's highest previously reported monthly or annual Gross Receipts, and Tenant shall pay to Landlord, as liquidated damages, the sum of One Hundred and 00/100 Dollars ($100.00) per month until such statement is received. In addition, if Tenant is delinquent in furnishing Landlord with monthly statements of Gross Receipts for two (2) consecutive months or is delinquent in furnishing Landlord the annual statement of Gross Receipts, any subsequent audit the Landlord conducts shall be at Tenant's expense. In addition, if Tenant is delinquent in furnishing Landlord with Tenant's annual statement of Gross Receipts within ninety (90) days following the end of any Lease Year, Landlord shall have the right, at its option, to terminate this Lease upon thirty (30) days' written notice to Tenant of such termination, whereupon at the expiration of such thirty (30) day period, unless Tenant shall have theretofore delivered to Landlord Tenant's annual statement of Gross Receipts, the term of this Lease shall expire as fully and completely as if such early termination date were the original expiration date without further action or notice by Landlord.

3.06     Non-Waiver

         The acceptance by Landlord of payments of Percentage Rent and statements of Gross Receipts shall be without prejudice to Landlord's right to examine Tenant's Books and Records in order to verify the amounts thereof.

3.07     Right to Examine and Audit Books and Records

         At its option, Landlord may conduct, at any reasonable time upon seven
(7) days' prior written notice to Tenant, a complete audit to be made of the Books and Records (including the books and records of any subtenant, operator, concessionaire or licensee or of any other store operated by Tenant) for the period covered by any statement required to be furnished by Tenant as set forth above. In the event such examination discloses that Tenant has understated or overstated Gross Receipts by one percent (1%) or more, Tenant agrees to pay to Landlord the reasonable cost of such examination and audit and all future annual

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

statements of Gross Receipts shall be certified by an independent certified public accountant. In the event that such examination or audit discloses that Tenant has understated or overstated Gross Receipts by three percent (3%) or more, then, in addition to the foregoing, at Landlord's option, the term of this Lease shall expire ten (10) days after Tenant's receipt of a termination notice from Landlord. Any additional Percentage Rent found to be due and owing to Landlord as a result of any examination or audit shall immediately be due and payable with interest.

3.08     Delinquent Payments

         If during the term of this Lease Tenant fails to pay the full amount of the Fixed Monthly Minimum Rent, Percentage Rent or "Additional Rent" (defined in
Section 3.09) when the same is due and payable, then interest at the monthly rate of two percent (2%) per month or the maximum rate then permitted by law, whichever is less, shall accrue on the unpaid amount from and after the date on which any such sum shall be due and payable, and such interest, together with a Late Charge of Fifty and 00/100 Dollars ($50.00) for each past due payment to cover the extra expense involved in handling such delinquency, shall be paid to Landlord at the time of payment of the delinquent sum. If the term of this Lease is longer than five years, then the Late Charge shall be increased to One Hundred and 00/100 Dollars ($100.00) for each past due payment incurred on or after the commencement of the sixth Lease Year. Landlord shall have the right to apply any payments made by Tenant first to any deficiency in the payment of the interest and administrative charges provided for hereunder. Any payment to be made by Tenant under this Lease shall be deemed to have been paid upon the date that it is received by Landlord. The provision for a Late Charge and interest herein shall not be deemed to grant Tenant any grace period or extension of time or prevent Landlord from exercising its other rights under this Lease. Tenant shall pay to Landlord an administrative fee of Fifty and 00/100 Dollars ($50.00) for each and every check submitted by Tenant which is dishonored. If Landlord receives from Tenant two or more checks which have been dishonored, all checks from Tenant thereafter shall, at Landlord's option, be either certified or cashier's checks.

3.09     Additional Rent

         All rents, charges, costs, expenses, reimbursements, fees, interest, and other payments to be made by Tenant to Landlord under this Lease, other than Fixed Annual Minimum Rent and Percentage Rent, shall be deemed to be "Additional Rent."

3.10     Definition of Lease Year and Partial Lease Year

         The term "Lease Year" is defined to mean a period of twelve (12) consecutive calendar months commencing on the first day of January. Any portion of the term which is less than a Lease Year shall be deemed a "Partial Lease Year" and computations requiring proration shall be made on a per diem basis using a 365 day year. In order to achieve uniformity in the operation of the Shopping Center, Landlord reserves the right to designate and change the beginning and ending day of the Lease Year, notice of which shall be given to Tenant.

3.11     Place for Payments

         (a) Tenant shall deliver to Landlord all payments of Fixed Monthly Minimum Rent, Percentage Rent and Additional Rent at the office of Landlord shown at the beginning of this Lease or such other place as may be designated by Landlord.

                                    ARTICLE 4

                                      Taxes

4.01     Real Property Taxes

         (a) Landlord will pay in the first instance all real property taxes (which shall include property tax assessments, water and sewer rent rates and charges, parking and environmental surcharges, and any other governmental charges, general and special, ordinary and extraordinary) which may be levied or assessed by any lawful authority against land or improvements located in the Shopping Center (collectively "Real Property Taxes"). The amounts required to be paid by Landlord or any tenant or occupant of the Shopping Center pursuant to any Payment in Lieu of Tax Agreement entered into with a taxing authority having jurisdiction over the Shopping Center shall be considered for the purposes of this Lease to be included within the definition of Real Property Taxes.

         (b) During the term of this Lease, Tenant shall pay to Landlord as Additional Rent, Tenant's Allocable Share of all Real Property Taxes. Tenant's Allocable Share shall be computed under Section 23.03(b) as of the first day of each respective Lease Year. If the Premises are separately assessed, then Tenant agrees to pay to Landlord, as Additional Rent, the amount of the Real Property Taxes separately assessed against the Premises including the land lying thereunder plus Tenant's Allocable Share of the Real Property Taxes assessed against the Common Areas of the Shopping Center.

         (c)     Tenant agrees that following the Term Commencement Date,
Tenant shall pay to Landlord, as Additional Rent and within ten (10) days after receipt of a bill therefor, the amount of Tenant's Allocable Share of all Real Property Taxes, computed as of the Term Commencement Date for the then current tax fiscal year(s). Such amount shall be calculated on the basis of the number of days (from the Term Commencement Date) remaining in each such current tax fiscal year. Thereafter, Tenant shall pay to Landlord, as Additional Rent, all sums due pursuant to Section 4.01(b) in monthly installments, in advance and without notice, on or before the first day of each month during the term of this Lease, in an amount estimated by Landlord, such that Landlord will have received the full amount of Tenant's Allocable Share of Real Property Taxes in time for payment to applicable taxing authority when due. In the event Landlord is required to escrow Real Property Taxes, Landlord may, but shall not be obligated to, use the amount required to be escrowed as a basis for its estimate of the monthly installments due from Tenant hereunder. Landlord shall furnish Tenant with a written statement of the actual amount of Tenant's Allocable Share of Real Property Taxes based upon the tax bills or assessment bills for each tax fiscal year. If the total amount paid by Tenant under this Section 4.01(c) for any tax fiscal year during the term of this Lease is less than the actual amount due from Tenant for such year as shown on such statement, Tenant shall pay to Landlord the deficiency within ten (10) days after demand therefor by Landlord. If the total amount paid by Tenant hereunder for any year exceeds the amount due from Tenant for such year, Tenant shall be entitled to offset the excess against payments next thereafter becoming due under this Section 4.01(c). For the tax fiscal years in which this Lease commences and terminates, the provisions of this paragraph shall apply and, to the extent necessary, Tenant's liability for its Allocable Share of any Real Property Taxes for such year shall be subject to a pro rata adjustment based on the appropriate number of days of said tax fiscal years. A copy of a tax bill or assessment bill submitted by Landlord to Tenant shall at all times be sufficient evidence of the amount of Real Property Taxes to which such bill relates.

         (d) In an attempt to control the costs for off-site improvements which are required by governmental authorities for the development, operation or expansion of the Shopping Center (for example: highway improvements, sewer and water facilities), Landlord may agree with such governmental authorities to be responsible for the construction of such off-site improvements. In such case, upon notice from Landlord, Tenant shall pay to Landlord, as Additional Rent and in lieu of any special district real estate taxes relating to such improvements which could otherwise be imposed against the Shopping Center if such improvements were constructed under governmental responsibility, an annual charge representing Tenant's Allocable Share of the amortized cost of such facilities. Tenant's Allocable Share of such costs shall be computed in the same manner as used to compute Tenant's Allocable Share of Real Property Taxes as provided in Section 4.01(b) above. This annual charge shall be paid by Tenant in equal monthly installments, in advance, on the first day of each calendar month during the term of this Lease.

         (e) Landlord may seek a reduction in the assessed valuation (for Real Property Tax purposes) of the Shopping Center or any portion thereof by administrative or legal proceeding. Tenant shall pay to Landlord Tenant's Allocable Share of Landlord's costs for said proceedings, including counsel fees, appraisal fees and other similar expenses, within ten (10) days after Tenant's receipt of a statement from Landlord therefor. Tenant's Allocable Share of such costs shall be computed under Section 23.03(b) hereof. Landlord shall reimburse Tenant for Tenant's Allocable Share of any refund of Real Property Taxes (after deducting any unpaid portion of Tenant's Allocable Share of Landlord's costs for such proceedings) resulting from any proceeding for which Tenant has paid Tenant's Allocable Share of Real Property Taxes.

         (f) Should any alteration or improvement performed by or for Tenant during the term of this Lease cause an increase in assessment, Tenant shall pay to Landlord the full cost of all Real Property Taxes resulting from such increase in assessment. Any amount paid separately hereunder by Tenant to Landlord shall be in addition to any amounts paid by Tenant pursuant to Section 4.01(b).

         (g) Should any governmental taxing authority acting under any present or future law, ordinance or regulation, levy, assess or impose a tax, excise, surcharge or assessment upon or against the rents payable by Tenant to Landlord, or upon or against the Common Areas, whether by way of substitution for or in addition to any existing Real Property Tax or otherwise, Tenant shall be responsible for and shall pay Tenant's Allocable Share of such tax in the manner provided in Section 4.01(c).

4.02     Tenant's Taxes

         Tenant shall, at all times, be responsible for and pay, before delinquency, all municipal, county, state or federal taxes charged against Tenant's income, sales, fixtures, furnishings, equipment, stock-in-trade or other personal property of any kind owned, installed or used in or on the Premises, and any tax now or hereafter charged against Tenant on any other basis.

                                    ARTICLE 5

                           Construction and Financing

5.01     Landlord's Work

         (a) Prior to the Term Commencement Date, Landlord shall perform all items of "Landlord's Work," if any, described in Exhibit B attached hereto and made a part hereof, in accordance with the Outline Specifications set forth in Exhibit D attached hereto and made a part hereof. Tenant agrees to accept the Premises in its "as is" condition on the date possession of the Premises is made available to Tenant without any express or implied warranties concerning the condition of the Premises by Landlord or its agents, and agrees, at its sole cost and expense, to complete all improvements necessary to prepare the Premises for the conduct of Tenant's business in the Premises in accordance with the Outline Specifications set forth in Exhibit D. Tenant represents, warrants and covenants that it shall build out the Premises in full conformance with plans approved by Landlord or Tenant shall be deemed in material default of this Lease. In the event of such default, Landlord shall have the right to terminate this Lease, in addition to all other rights and remedies available to Landlord under applicable law or under this Lease. Any non-standard item of Landlord's Work requested by Tenant or necessitated by Tenant's location, space plans or business operation shall be performed by Landlord at Tenant's additional cost, plus ten percent (10%) for profit.

5.02     Tenant's Work

         Prior to the Term Commencement Date, Tenant shall, at its sole cost and expense (except in the event and to the extent of a Tenant's Work Allowance, defined below for any costs and expenses covered by such Tenant's Work Allowance), perform "Tenant's Work" described in Exhibit C attached hereto and made a part hereof, in accordance with the Outline Specifications set forth in Exhibit D. Upon satisfactory completion of Tenant's Work, Tenant shall receive a credit of up to $150,000.00 ("Tenant's Work Allowance") against Fixed Minimum Rent for the cost of Tenant's Work related to the purchase and installation of HVAC units ( not including controls and distribution) and installation of utility services stubbed to the Premises, provided however, that Tenant shall submit to Landlord a certificate signed by Tenant's Architect (i) certifying that Tenant's Work has been performed and completed in accordance with the Outline Specifications set forth in Exhibit D and has otherwise been performed and completed in a good and workman like manner, and (ii) stating the itemized cost of such work, and provided further, that Tenant shall submit to Landlord
(i) copies of paid invoices for work performed and supplies delivered, and (ii) lien waivers from all contractors and suppliers. Tenant's Work Allowance shall in no event exceed the cost of Tenant's Work related to the purchase and installation of HVAC units (not including controls and distribution) and installation of utility services stubbed to the Premises.

         Any item of Tenant's Work which Tenant requests Landlord to perform on the Tenant's behalf and which Landlord agrees to undertake shall be provided to Tenant at Tenant's additional cost (provided that the cost of such work performed by Landlord shall not be charged to Tenant to the extent any balance of Tenant's Work Allowance remains, and such cost shall be deducted from such balance), plus ten percent (10%) for profit. Tenant acknowledges its ability to perform Tenant's Work, and no delay in its performance shall cause or be deemed to cause any delay or postponement in the Term Commencement Date.

         Tenant agrees, at Tenant's expense, to obtain and maintain for so long as Tenant's Work continues, public liability insurance, builder's risk property insurance covering Tenant's Work, and Workers' Compensation insurance adequate to fully protect Landlord, as well as Tenant, from and against any and all liability for death of or injury to persons or damage to property caused in or about the Premises, or by reason of the construction of Tenant's Work. Tenant shall furnish to Landlord certificates evidencing said coverage prior to the commencement of Tenant's Work (see Exhibit D for further insurance requirements).

5.03     Payment

         Any payment to be made by Tenant to Landlord for items of Landlord's Work to be completed by Landlord as provided in Section 5.01, or for any items of Tenant's Work which Tenant requests Landlord to perform and which Landlord agrees to undertake as provided in Section 5.02, shall be paid for by Tenant, as Additional Rent, within ten (10) days after receipt of a bill therefor.

5.04     Financing

         (a) If financing for the Shopping Center in a form and in an amount acceptable to Landlord is not obtained by Landlord prior to the commencement of the term of this Lease, Landlord may so notify Tenant in writing, and this Lease shall thereupon cease and terminate, and each of the parties hereto shall be released and discharged from any and all liability and responsibility hereunder. Landlord shall not be obligated to proceed with the construction of the Shopping Center unless and until such financing is obtained.

         (b) If financing for or approval of this Lease is not obtained by Landlord based on the creditworthiness of Tenant or Tenant's Guarantor prior to delivery of possession, Landlord may so notify Tenant in writing and this Lease shall thereupon cease and terminate, and each of the parties hereto shall be released and discharged from any and all liability and responsibility hereunder.

         (c) If Landlord is able to obtain approval of this Lease from a mortgagee for the purposes of financing or refinancing only upon the basis of modifications of terms and provisions of this Lease, Landlord shall have the right to terminate this Lease prior to delivery of possession if Tenant refuses to approve any such modifications within thirty (30) days after Landlord's request therefor. Tenant shall provide full and prompt cooperation in achieving such modifications. The lease modifications referred to herein shall not relate to those provisions pertaining to size or location of the Premises, length of the term, or amount of Fixed Annual Minimum Rent, Percentage Rent or Additional Rent. If such right to terminate is exercised, this Lease shall thereafter be null and void, and neither party shall have any liability to the other by reason of such cancellation.

         (d) On or before the last day of June of each Lease Year following the date of this Lease, and immediately upon request by Landlord in connection with any financing or sale of the Shopping Center, Tenant or any Guarantor shall provide to Landlord financial statements for Tenant's or any Guarantor's last fiscal year, including a balance sheet, sales reports and statements of income.

                                    ARTICLE 6

                          Conduct of Business by Tenant

6.01     Use of Premises and Trade Name

         Throughout the term, Tenant shall use the entire Premises solely for the purpose as set forth in Section 1.03 and shall operate its store in the Premises under the trade name set forth in Section 1.03 or such other trade name that Tenant may use in all of its locations. Tenant shall not use or permit, or suffer the use of the Premises, or any part thereof, for any other business or purpose or under any other trade name.

6.02     Tenant's Operating Covenant

         Tenant shall occupy the Premises on and after the Term Commencement Date and shall continuously operate its store in the entire Premises during the full term of this Lease. Tenant shall operate the Premises in a manner consistent with the majority of the other stores operated by Tenant as of the date hereof under the same trade name and having the same or similar use as the use as provided for in this Lease, and with due diligence and efficiency so as to maximize Gross Receipts. Tenant shall carry at all times in the Premises a stock of merchandise of a size, sufficient quantity, character and quality as shall be reasonably designed to produce the maximum return to Landlord and Tenant. Tenant shall use for office, storage, or other non-selling purposes only such space as is reasonably required for the proper operation of Tenant's retail business in the Premises. Tenant shall conduct its business in the Premises during such days, nights and hours as Landlord shall direct. Tenant acknowledges and agrees that the Shopping Center's success is dependent upon the continued operation of Tenant's business, and that the maintenance of the character and quality of the Shopping Center is enhanced by the continued occupancy of the Premises and the regular conduct of Tenant's business as required herein. In the event Tenant ceases operation prior to the termination date set forth in Section

2.02, Landlord shall have the right to obtain a court order for specific performance of the operating covenant as set forth in this Section 6.02. During any period Tenant shall fail to operate the Premises provided herein, Tenant shall pay as liquidated damages, as a reasonable estimate of damages suffered by Landlord due to the loss of Percentage Rent, the damage to the character and quality of the Shopping Center and other non-quantifiable adverse effects caused by Tenant's failure to continually operate, a sum equal to double the Fixed Annual Minimum Rent for the remainder or unexpired portion of the term. The payment of such sums shall not relieve Tenant of any of its obligations under this Lease or any other remedies that may be available at law. Notwithstanding the foregoing, Tenant will not be required to operate earlier than 11 a.m.

6.03     Competition

         As of the date of this Lease, Tenant shall not directly or indirectly, without the prior written consent of Landlord, operate, manage, franchise, license or have any interest in any other business whose property or premises is located within a radius of ten (10) miles from the outside boundary of the Shopping Center, which business is engaged in the same or similar use as the use provided for in this Lease; nor, if Tenant is a corporation, shall any officer or director, or any shareholder owning more than ten percent (10%) of the issued and outstanding stock of Tenant, nor any entity affiliated with Tenant in any manner whatsoever (including without limitation a member of the immediate family of Tenant or of any officer, director or ten percent (10%) shareholder of Tenant), have any such interest without the prior written consent of Landlord; nor, if Tenant is a partnership, shall any partner or any member of the immediate family of any partner have any such interest without prior written consent of Landlord. If, during the first five years of the term, Tenant or any such officer, director, shareholder, affiliate, partner or family member does operate, manage, franchise, license or have any interest in any such business without the prior written consent of Landlord, Landlord shall have the right, at its option, in addition to all other rights and remedies to which Landlord may avail itself pursuant to this Lease, as preliminary liquidated damages and not as a penalty or in lieu of injunctive relief which tenant agrees shall still be available to landlord regardless of the payment of preliminary liquidated damages, to require that sales resulting from such business shall be included in the amount of Gross Receipts used to compute Percentage Rent hereunder. After the first five years of the term, if Tenant or any such officer, director, shareholder, affiliate, partner or family member does operate, manage or have any interest in any such business without the prior written consent of Landlord, Landlord shall have the right, at its option, in addition to all other rights and remedies to which Landlord may avail itself pursuant to this Lease, to require, as liquidated damages and not as a penalty, that ten percent (10%) of gross receipts resulting from such business shall be paid to Landlord. The prohibitions in this Section 6.03 shall extend to and expire on the termination date set forth in Section 2.02 hereof notwithstanding any earlier termination resulting from Tenant's default hereunder.

6.04.    Other Business Practices

         (a) Tenant shall keep the Premises and all show windows and signs and any loading area and other areas allocated for the sole use of Tenant in good, neat and clean condition. Tenant shall keep the Premises and any sidewalk or service area contiguous to or part of the Premises free of debris, snow and ice, rubbish, garbage, pests, rodents and vermin, and, upon two (2) days' notice by Landlord to Tenant of Tenant's failure to do so, Landlord may remove such debris, snow and ice, rubbish, garbage, pests, rodents and vermin and charge Tenant the actual cost of such removal plus eighteen percent (18%) for administration.

         (b) Tenant shall keep its display windows stocked and electrically lighted during such periods of time as may from time to time be required by Landlord of substantially all other retail businesses in the Shopping Center.

         (c) Tenant shall load and unload its merchandise, equipment and supplies and remove its rubbish neatly, clearly, promptly and only by way of the loading area and service doors designated by Landlord for Tenant's use.

         (d) Tenant shall not commit nor permit any act or practice which may tend to injure the building occupied by Tenant, nor permit its equipment to be a nuisance to other Tenants, nor keep merchandise on or obstruct the mall area or sidewalks or other areas outside the Premises, nor conduct or permit any fire, bankruptcy, auction or going-out-of-business sale, nor erect or retain any sign, light, lettering, inscription, symbol or mark which is not approved by Landlord, nor install any antenna, fixture, or improvement outside of the Premises, nor permit any loudspeaker, radio or television broadcast to be heard outside the Premises, nor sell or display merchandise outside the Premises.

         (e) In all Tenant's printed material referring to the location of the Premises and in all of Tenants local advertising (by newspaper, radio, television or otherwise), Tenant shall include in any reference to Tenant's place of business the name (and where appropriate the symbol) of the Shopping Center.

         (f) Tenant agrees to store in the Premises only such merchandise as is to be offered for sale at retail from the Premises within a reasonable time after receipt; to timely and neatly transport and store all trash and refuse in adequate containers within the Premises and to maintain such containers in a healthy, safe, neat, odor free and clean condition and in a location so as not to be visible to members of the public shopping in the Shopping Center, and to attend to the daily disposal thereof in the manner designated by Landlord; and to conform to all rules and regulations which Landlord may make in the management and use of the Shopping Center requiring such conformance by Tenant and Tenant's employees. If the Premises are used for the sale of food, Tenant shall store all trash, refuse and garbage in a garbage storeroom or compartment which Tenant shall install and keep in good repair at its sole expense. Landlord may require that the Premises be periodically treated against pests, rodents or vermin; and in such event, Tenant will, at its sole cost and expense, enter into a contract with a professional pest control service for the performance of such work, which contract and service shall be subject to Landlord's prior approval.

         Costs associated with the collection and removal of rubbish in the Common Areas are included in rent in accordance with section 7.04 herein. With respect to the collection and removal of rubbish produced on the Premises and in the course of the operation of Tenant's business, Tenant agrees to contract with a third party rubbish removal contractor designated by the Landlord and pay directly to such contractor, when due, all charges at the rate established therefore from time to time. Notwithstanding the forgoing, Tenant covenants to properly dispose of all rubbish trash and refuse produced on the Premises in accordance with applicable governmental orders relating to the sorting or recycling of trash or refuse.

         (h) Tenant shall comply with all further rules and regulations for the use and occupancy of the Shopping Center as Landlord from time to time promulgates for the best interests of the Shopping Center, provided that if Tenant disputes the reasonableness of any further rule or regulation, Tenant shall notify Landlord within ten (10) days after the promulgation thereof, and the dispute shall be submitted to arbitration pursuant to Section 23.18.

6.05.    Marketing Fund -- Intentionally Deleted

                                    ARTICLE 7

                        Common Areas and Operating Costs

7.01.    Definition

         The term "Common Areas" for the purposes of this Lease shall mean the interior and exterior areas and facilities within the Shopping Center which are:
(i) not leased to a tenant, or (ii) by nature not leasable to a tenant for the purpose of the sale of merchandise or the rendition of services to the general public. Common Areas shall include but shall not be limited to all parking areas and facilities, roadways, driveways, entrances and exits, truck serviceways and tunnels, utilities, water filtration and treatment facilities, retention ponds or basins located within or outside the Shopping Center, retaining and exterior walls, sidewalks, open and enclosed malls, outside courts, landscaped and planted areas, escalators, stairways, elevators, service corridors, service areas, loading docks, hallways, public restrooms, community rooms or areas, roofs, equipment, signs and any special services provided by Landlord for the common or joint use and benefit of all tenants in the Shopping Center, their employees, customers and invitees.

7.02.    Development of Common Areas

         Landlord shall make available from time to time such Common Areas, which may in part consist of areas made available by means of REA or other agreements, for the common benefit to the tenants and occupants of the Shopping Center as Landlord shall deem appropriate. Subject to the provisions of any REA Agreement, Landlord shall operate, manage, equip, heat, cool, ventilate, insure, repair and maintain such Common Areas for their intended purposes in such a manner as Landlord shall, in its sole discretion, determine. Landlord shall at all times have the right to determine, change or alter the nature, extent, size or location of the Common Areas and Landlord shall not be subject to liability therefor, nor shall Tenant be entitled to any compensation or diminution or abatement of rent on account of any such determination or change, nor shall any such action be deemed an actual or a constructive eviction of Tenant.

7.03.    Use of Common Areas

         Tenant and its officers, employees, agents, customers and invitees shall have the nonexclusive right, in common with Landlord and all others to whom Landlord has or may hereafter grant rights, to use the Common Areas as designated from time to time by Landlord, subject to such regulations as Landlord may from time to time impose, including the designation of the days and hours of operation and use and designation of specific areas in which motor vehicles owned or used by Tenant, its officers, employees, and agents must be parked.

         Tenant shall, upon request, furnish to Landlord the license numbers and descriptions of the motor vehicles operated by Tenant and its officers, agents and employees. If Landlord designates such parking areas, and if any motor vehicle of Tenant, or an officer, employee or agent of Tenant is parked in any other portion of the Shopping Center, Tenant shall pay to Landlord, upon demand, the sum of Fifty and 00/100 Dollars ($50.00) for each such motor vehicle for each day, or part thereof, such motor vehicle is so parked, and Tenant hereby authorizes Landlord to tow or cause any such car to be towed to the then designated parking area, and Tenant hereby agrees to reimburse Landlord for the cost thereof upon demand, and otherwise indemnify and hold Landlord harmless with respect thereto. Tenant agrees to abide by such regulations and to use its best efforts to cause its officers, employees, agents, customers and invitees to conform thereto.

         (c) Landlord may at any time close temporarily the Common Areas or any portion thereof to make repairs or changes to prevent the acquisition of public rights therein, or to discourage noncustomer parking, and may do such other acts in and to the Common Areas as in its judgment may be desirable to improve the convenience thereof. Tenant shall not at any time interfere with the rights of Landlord and other tenants, its and their permitted officers, employees, agents, customers, and invitees, to use any part of the parking areas and other Common Areas. Landlord shall have the sole and exclusive right to use the Common Areas for advertising purposes, promotions, exhibits, shows, displays, kiosks and such other similar uses.

7.04.    Common Area Costs

         (a) Tenant shall pay to Landlord, as Additional Rent, monthly in advance on the first day of each month, a sum equal to one-twelfth (1/12) of the Common Area Charge. The "Common Area Charge" shall be an annual charge of $3.00 per square foot of the Premises for the Common Area Costs defined in Section 7.04(b), subject to adjustment as provided in Section 7.05.

         (b) "Common Area Costs" shall mean the total costs and expenses incurred in operating, managing and maintaining the Shopping Center and the Common Areas, including but without limitation, such maintenance, repair, replacement and remodeling as shall be required in Landlord's sole and absolute judgment to preserve the utility thereof in the same condition and status as existed at the time of completion of the original construction and installation and excluding the cost of heating, ventilating and cooling the enclosed mall for which a separate charge is hereinafter made.

         (c) In addition, Tenant shall pay to Landlord Tenant's Allocable Share of a charge equal to eighteen percent (18%) of the real property taxes and the insurance costs relating to the Common Areas, for which separate charges are made herein.

7.05.    Adjustment to Payment

         Upon the first day of January next following the Term Commencement Date and upon the first day of January of each Lease Year thereafter, the amount of Tenant's Common Area Charge then in effect shall increase by three percent (3%). Tenant acknowledges and agrees that Tenant shall have no right to audit Landlord's books and records concerning Common Area Costs.

7.06.    Payment of Extraordinary Common Area Costs --  INTENTIONALLY DELETED

                                    ARTICLE 8

                       Energy, Utility and Sprinkler Costs

8.01.    Energy and Utility Charges

         (a) Prior to entering into possession of the Premises, Tenant shall either directly or through Landlord, make application to the appropriate local authority, municipality or other governmental agency or other Energy Provider (as defined in Section 8.01(b) below) to obtain service for Tenant's electric, water, and any other utility requirements. The Premises shall be separately metered for electricity and water. Tenant shall be solely responsible for the cost of obtaining such services and the cost of providing, installing, maintaining, repairing and replacing any required meters. Tenant shall, pay to Landlord, within ten (10) days after receipt of a bill therefor, the cost of any sewer rents or sanitary charges for service used upon or furnished to the premises at the rates in effect from time to time which would be applicable to Tenant as a direct customer of the utility or municipality providing sewer and sanitary services to the Center.

         (b) From and after the date Tenant first enters into possession of the Premises, Tenant shall be billed directly by and pay to the entity providing electric and thermal energy to the Center (the "Energy Provider").

8.02.    Miscellaneous Utility Provisions

         Tenant shall not install within the premises any equipment, fixtures or appliances which exceed the capacity of the utility facilities within or serving the premises. If any such equipment, fixtures or appliances installed by Tenant requires additional utility facilities, the same shall be installed by Tenant at Tenant's sole cost and expense. Tenant agrees to use all reasonable precautions to guard against the waste of energy.

         Tenant shall operate the heating, ventilating and cooling systems serving the premises such that the temperature in the premises will be the same as that in the common areas, and Tenant shall set Tenant's thermostat at the same temperature as exists in the Common Areas. Tenant shall operate ventilation equipment such that the relative air pressure in the premises will be the same as or more than that in the Common Areas.

         Landlord shall not be liable for any damages resulting from or arising out of any discontinuance by the Energy Provider for Tenant's non-payment of energy or utility charges and the same shall not constitute a termination of this Lease or an actual or constructive eviction of Tenant.

         Tenant agrees that Landlord shall not be responsible for any interruption of business or damage to the Premises resulting from an interruption of utility service caused by the Energy Provider, any utility company or governmental regulatory agency.

                                    ARTICLE 9

                          Fixtures, Alterations, Signs

9.01.    Installation By Tenant

         Tenant shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any trade fixtures, exterior sign, floor covering, interior or exterior lighting, plumbing fixtures, shades or awnings, or make any changes to its store-front or interior decor without first obtaining Landlord's approval and consent in each instance. Tenant shall present to Landlord plans and specifications of such work at the time approval is sought and pay to Landlord a design review fee of Five Hundred and 00/100 Dollars ($500.00). All permitted alterations, additions or improvements shall be done in a good and workmanlike manner in compliance with all applicable laws and ordinances and shall not interfere with the conduct of Tenant's normal business. Any alteration, addition or improvement done to the Premises by Tenant without Landlord's approval shall be immediately returned to its original condition at Tenant's expense upon request by Landlord at any time. All fixtures installed by Tenant shall be new or completely reconditioned. Tenant hereby warrants that such fixtures will be free from defects in material and workmanship and designed, constructed and installed so as not to be hazardous to persons who may come on to the Premises.

9.02.    Removal and Restoration by Tenant

         All alterations, additions, improvements or installations made by Tenant, or made by Landlord on Tenant's behalf and at Tenant's expense, shall remain the property of Tenant for the term of the Lease. Such alterations, additions, improvements, trade fixtures and equipment shall not be removed from the Premises prior to the end of the term hereof without the prior consent in writing from Landlord. Upon expiration of the term of the Lease or upon Tenant's vacating the Premises upon eviction or surrender of the Premises prior to expiration of the term, all permanent leasehold improvements and fixtures or equipment permanently attached to the real estate shall become the property of Landlord (unless, as a condition of its consent to install same, Landlord shall have required the subsequent removal thereof by Tenant). Tenant shall surrender all keys for the Premises to Landlord and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Within five
(5) days following the expiration or earlier termination of this Lease, Tenant shall remove furnishings, equipment, trade fixtures and personal property or else Landlord shall have the option of retaining or removing such property at Tenant's expense. Tenant shall repair or cause to be repaired any damage to the Premises caused by such removal.

9.03.    Signs, Awnings and Canopies

         Tenant will not place or maintain or suffer to be placed or maintained on or in an exterior door, wall or window of the Premises any sign, awning or canopy, decoration, lettering or advertising matter or other thing of any kind without first obtaining Landlord's written approval. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times. Landlord will use its best efforts to help Tenant obtain permits from zoning authorities for a sign to be placed on the exterior wall of the Shopping Center.

9.04.    Remodeling of the Premises

         In the event that the term of this Lease is seven (7) years or more, then Tenant shall continuously "Refurbish (like new)" the Premises during the term of the Lease at Tenant's sole cost and expense and without any interruption of Tenant's business. "Refurbishing (like new)" for purposes of this Section
9.04 shall include, but not be limited to, renewing as necessary (or replacing, if required) floor covering, interior decor, store front, fixtures and store signage, and maintaining the Premises in compliance, to the extent required by an element of the refurbishment, with any code or governmental regulation or order which may then be in effect for the jurisdiction within which the Shopping Center is located. Refurbishing (like new) shall be done at Tenant's sole cost and expense in accordance with plans which shall be submitted by Tenant to Landlord for approval prior to the commencement of any work, unless such plans are not required under Section 9.01 hereof.

                                   ARTICLE 10

                             Repairs and Maintenance

10.01.   Landlord's Obligation to Repair

         Landlord agrees to repair and maintain the outside walls, structure, roof and foundation of the building containing the Premises in good order and serviceable condition. Landlord shall not be required to commence any such repair until a reasonable time after written notice from Tenant that the same is necessary. There is excepted from this covenant the following, which shall be Tenant's responsibility:

         (a) Repair of damage caused by the act or omission of Tenant, its employees, agents, contractors, customers, invitees or licensees;

         (b)     Repair of any loading areas not used in common with others;
and

         (c) Repairs which are the responsibility of Tenant in accordance with Section 10.02.

10.02.   Tenant's Obligation to Repair

         (a) Tenant agrees, at its sole cost and expense, to repair and maintain the Premises in good order and condition, including but not limited to the non-structural portions of the Premises, including store front, loading areas, show windows, doors, windows, plate and window glass, ceilings, floor coverings, Tenant's HVAC systems, and the plumbing, sprinkler, electric and sewage systems, facilities, appliances, lighting fixtures and other systems and improvements located within the Premises. In addition, Tenant shall be responsible, at its sole expense, for the repair and maintenance of its rooftop HVAC unit(s) (if any) and any other equipment or improvement located outside the Premises which is constructed or installed by Tenant or at Tenant's request. Tenant shall obtain Landlord's prior consent before making any repair or performing any maintenance, which may adversely affect any aspect of the Shopping Center's operation.

         (b) During the entire term, Tenant agrees to maintain, at Tenant's sole cost, a maintenance contract with an independent HVAC contractor approved by Landlord covering at least the routine items of maintenance for Tenant's HVAC systems as are recommended by the manufacturer of such systems, provided that the cost thereof at all times shall be reasonable and competitive. Tenant agrees to provide Landlord with a copy of such HVAC service contract within thirty (30) days following the Term Commencement Date. Further, Tenant agrees during the entire term of this Lease to use the sprinkler service company designated by Landlord for any repairs or maintenance required for Tenant's sprinkler system, provided that the cost thereof at all time shall be reasonable and competitive.

         (c) If repairs are required to be made by Tenant pursuant to the terms of the Lease, Landlord may demand (but shall not be required to do so) that Tenant make the same forthwith, and if Tenant refuses or neglects to commence to such repairs and complete the same with reasonable dispatch after such demand, Landlord may make or cause such repairs to be made and shall not be responsible to Tenant for any loss or damage that may accrue to its stock or business by reason thereof. If Landlord makes or causes such repairs to be made, Tenant agrees that it will, on demand, pay as Additional Rent to Landlord, the cost thereof, and an eighteen percent (18%) administration fee, and if Tenant defaults in such payment, Landlord shall have the remedies provided in Article 15 hereof. Likewise, if repairs are required under the terms hereof to be made by Landlord and it fails or refuses after twenty (20) days' notice and demand by Tenant to commence such repairs and thereafter diligently prosecute same to completion, then Tenant shall have the right to make such required repairs. Landlord shall reimburse Tenant for the cost of such repairs within twenty (20) days after receipt by Landlord of evidence of payment therefor by Tenant; however, Tenant shall have no right to offset such costs against the payment of Fixed Annual Minimum Rent, Percentage Rent or Additional Rent.

         (d) If Tenant's use of the Premises requires a grease trap, Tenant agrees to maintain, at Tenant's sole cost, a maintenance contract with an independent service contractor approved by Landlord to inspect, clean and repair such grease trap at such intervals as may be required by Tenant's use but in no event less frequently than once a month.

10.03.   Article Not Applicable to Fire or Condemnation

         The provisions of this Article shall not apply to the repair of damage caused by fire, casualty, which matter is covered under Article 13, nor shall these provisions apply to a taking under the power of Eminent Domain, which matter is covered under Article 14.

                                   ARTICLE 11

                                    Indemnity

11.01    Indemnity

         Tenant shall indemnify and hold Landlord, Landlord's managing agent and such other persons who are in privity of estate with Landlord, or to whom Landlord is legally responsible, harmless from and against any and all claims, actions, third party actions, cross claims and counterclaims, damages, liabilities and expenses in connection with loss of life, personal injury, bodily injury or damage to property arising from or out of any occurrence in, upon or at the Premises, from or out of the occupancy or use by Tenant of the Premises or the Shopping Center or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors,, employees, lessees, invitees or concessionaires. In case Landlord, Landlord's managing agent or such other persons who are in privity of estate with Landlord, or to whom Landlord is legally responsible, shall be made a party to any action or proceeding commenced by or against Tenant, then Tenant agrees to protect and hold such parties harmless and to pay all costs, expenses and reasonable attorneys' fees for Attorneys chosen by landlord, incurred or paid by such parties in connection with such action or proceeding. Tenant shall pay to such parties all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord in enforcing the terms, conditions, covenants and agreements in this Lease.

                                   ARTICLE 12

                                    Insurance

12.01.   Liability Insurance

         Throughout the term of this Lease, Tenant, at its sole cost and expense, for the mutual benefit of Landlord and Tenant, shall maintain personal injury and property damage liability insurance against claims for personal injury, bodily injury, death or property damage occurring on, in or about the Premises, or arising from, in or about Tenant's use of the Common Areas, or resulting from or arising out of products sold from the Premises or Tenant's use of the Common Areas during the term of this Lease, of not less than Three Million and 00/100 Dollars ($3,000,000.00) in respect of personal injury, bodily injury, death or property damage (combined single limit). Such policy shall expressly contain a contractual endorsement to provide coverage for Tenant's indemnification set forth in Section 11.01 of this Lease and shall contain the

"Per Location Aggregate" endorsement. Such policy shall be endorsed (1) as primary and (2) to waive rights of subrogation against Landlord. Prior to the Term Commencement Date, Tenant shall provide Landlord with a certificate containing evidence of such coverage and of the coverage required in Sections 12.02(c) and (d) below, and Tenant shall thereafter provide Landlord with appropriate evidence of said coverage upon each anniversary date of the policy. In the event that Tenant fails to provide the certificate as set forth herein or fails to provide such evidence of such coverage at least fifteen (15) days prior to the expiration date of each expiring policy, Landlord may obtain such insurance at Tenant's sole cost and expense and upon demand of Landlord, Tenant shall reimburse Landlord for the cost of procuring such insurance coverage together with eighteen percent (18%) for administration costs.

12.02.   Special Causes of Loss and Difference in Conditions Insurance

         (a) At all times during the term of this Lease, Landlord shall keep all Permanent Improvements, as hereinafter defined, insured for the benefit of Landlord against loss or damage by risks now or hereafter embraced by "Special Causes of Loss" and "Difference in Conditions" coverages and against such other risks as Landlord from time to time reasonably may designate in amounts sufficient to prevent Landlord from becoming a coinsurer under the terms of the applicable policies. In any event, the amount applicable to "Special Causes of Loss" policies shall be not less than ninety percent (90%) of the "Then Full Replacement Cost" (being the cost of replacing the Permanent Improvements exclusive of the costs of excavations and footings below the lowest grade level). The Then Full Replacement Cost shall be determined from time to time (but not more frequently than once in any twelve (12) calendar months) by an appraiser, architect or other person or firm designated by Landlord.

         (b) The Permanent Improvements for purposes of this Section 12.02 shall be deemed to mean the building in which the Premises is situated, the appurtenances thereto and the equipment and other improvements constructed by Landlord and Tenant pursuant to Exhibits B and C. Such Permanent Improvements shall exclude, however, Tenant's merchandise, trade fixtures, furnishings, equipment, wall covering, carpeting, drapes, and all personal property (collectively "Tenant's Personal Property"). Tenants shall provide Landlord with a certificate setting forth the cost of Tenant's Work no less than fifteen (15) days prior to the Term Commencement Date.

         (c) At all times during the term of this Lease, Tenant shall keep all of Tenant's Personal Property situated at or on the Premises, insured with "Special Causes of Loss" and "Difference in Conditions" and "Plate Glass" coverages for not less than the full replacement cost thereof, with any deductible but not to exceed One Thousand and 00/100 Dollars ($1,000.00) on "Plate Glass" and "Special Causes of Loss" and Ten Thousand and 00/100 Dollars ($10,000.00) on "Difference in Conditions" policies.

         (d) Tenant shall maintain, and shall cause all parties performing work on or about the Premises or on behalf of Tenant to maintain, statutory Workers' Compensation coverage according to the laws of the state in which the Shopping Center is located and Employer's Liability coverage in limits of not less than Two Million and 00/100 Dollars ($2,000,000.00).

12.03.   Insurance on Common Areas

         At all times during the term of this Lease, Landlord shall keep the Common Areas insured for personal injury, bodily injury and property damage liability, "Special Causes of Loss" and "Difference in Conditions" property coverage, Workers' Compensation, Employer's Liability and any other casualty or risk insurance which Landlord or Landlord's insurance carrier deems necessary or appropriate. If and to the extent Landlord elects to self insure up to the first One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) of any claims for personal injury or bodily injury, or under Workers' Compensation, there shall be included within insurance costs the amount of any personal injury, bodily injury or Workers' Compensation claim(s) or judgment(s) paid by Landlord, limited, however, in each instance to the lesser of (i) One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00), or (ii) the self insured amount of such claim or judgment.

12.04.   Increase in Fire Insurance Premium

         Tenant covenants and agrees to promptly pay to Landlord as Additional Rent, upon demand, the amount of any increase in the rate of insurance on the Premises or on any other part of the Shopping Center that results by reason of Tenant's act(s) or Tenant's permitting certain activities to take place.

12.05.   Tenant to Share Insurance Costs

         (a) During the term of this Lease, Tenant shall pay to Landlord as Additional Rent, Tenant's Allocable Share of all insurance costs. Tenant's Allocable Share shall be computed under Section 23.03(b) as of the first day of each respective Lease Year. If insurance costs are separately assessed against the Premises, Tenant agrees to pay to Landlord, as Additional Rent, the amount of the insurance costs, as estimated by Landlord, separately assessed against the Premises plus Tenant's Allocable Share of the insurance costs, as estimated by Landlord, assessed against the Common Areas of the Shopping Center.

         (b) Tenant agrees that upon the Term Commencement Date, Tenant shall pay to Landlord, as Additional Rent and within ten (10) days after receipt of a bill therefor, the amount of Tenant's Allocable Share of insurance costs for the then current insurance year which have been previously paid by Landlord. Such amount shall be calculated on the basis of the number of days (from the Term Commencement Date) remaining in such current year. Tenant agrees to pay to Landlord, with respect to each subsequent insurance year, as Additional Rent, all sums due pursuant to Section 12.05(a), in monthly installments, in advance and without notice or demand, on or before the first day of each month during the term of this Lease, in an amount estimated by Landlord, such that Landlord will have received the full amount of Tenant's Allocable Share of insurance costs. If the total amount paid by Tenant under this Section 12.05 for any insurance year during the term of this Lease is less than the actual amount due from Tenant for such year, Tenant shall pay to Landlord the deficiency within ten (10) days after demand therefor by Landlord. If the total amount paid by Tenant hereunder for any insurance year exceeds the amount due from Tenant for such year, Tenant shall be entitled to offset the excess against payments next thereafter becoming due under this Section 12.05. For the insurance years in which this Lease commences and terminates, the provisions of this paragraph shall apply and Tenant's liability for its Allocable Share of any insurance for such year shall be subject to a pro rata adjustment based on the number of days of said years during which the term of this Lease is in effect.

12.06.   Waiver of Subrogation

         Each party releases and waives on behalf of itself and on behalf of the insurers of such party's property, any and all claims and any rights of subrogation of any such insurer against the other party, its employees and agents for loss (other than loss or damage resulting from the willful act of such other party, its employees and agents) sustained from any peril to property required to be insured against herein, whether or not such insurance is actually in force, or from any peril to property actually insured against, though not required to be under this Lease. The policies of the respective parties shall contain an express waiver of subrogation to this effect.

12.07    Policies

         All insurance provided in this Article 12 shall be effected under valid and enforceable policies of at minimum a Best rating of A-, XII and issued by insurers of recognized responsibility which are licensed to do business in the state in which the Shopping Center is located. All of Tenant's policies of insurance as required in this Article 12 shall name Landlord, Tenant, Landlord's managing agent and any mortgagee having an interest in any or all part of the Shopping Center the name and address of which Tenant has received written notice, as additional insureds, as their respective interests may appear. Tenant agrees that such policies shall also be made payable, if required by Landlord, to a mortgagee or ground lessor, as the interest of such mortgagee or ground lessor may appear. The loss, if any, under any policies provided for hereunder may be adjusted with the insurance company by Landlord. Each of Tenant's policies shall contain an agreement by the insurer that such policy shall not be terminated, canceled or reduced in coverage without at least thirty (30) days' prior written notice to Landlord and to any mortgagee or ground lessor to whom a loss thereunder is payable. The minimum limits of coverage for all of Tenant's policies of insurance required by this Article 12 shall be increased by Tenant if reasonably required by Landlord.

                                   ARTICLE 13

                              Damage by Fire, Etc.

13.01.   Restoration of Premises

         (a) The parties hereto mutually agree that if the Premises are partially or totally destroyed or damaged by fire or otherwise, then Landlord (subject to being able to obtain all necessary permits and approvals therefor) shall repair and restore the Premises as soon as is reasonably practicable to substantially the same condition in which the Premises existed before such damage; provided that if the insurance proceeds collected or collectible and available to Landlord to pay the cost of such repairs and restorations by

Landlord as a consequence o such destruction or damage are less than the cost of such repairs and restoration as estimated by Landlord's architect, Landlord shall not be obligated to commence or perform such repairs and restorations, and this Lease upon notice by Landlord to Tenant shall at the option of Landlord terminate unless Tenant undertakes (in form and upon terms satisfactory to Landlord) to pay the difference between such estimated cost and such insurance proceeds. If, however, the Premises are completely destroyed or so damaged that Landlord cannot reasonably restore or rebuild in four (4) months to substantially the same condition in which the Premises were before such damage, then Landlord shall not be required to rebuild or restore, and this Lease shall be terminable by Landlord serving written notice upon Tenant. In any event, if repairs have not been commenced within sixty (60) days after the date on which Landlord receives the insurance proceeds, this Lease may be terminated by Tenant serving notice upon Landlord following the expiration of such sixty (60) days by giving Landlord not less than thirty (30) days' advanced written notice of such election, but in no event may Tenant terminate this Lease after such repairs have been commenced by Landlord.

         (b) In the event the Premises are completely or partially destroyed or so damaged by fire or other hazard that the Premises cannot be reasonably used by Tenant or can only be partially used by Tenant and this Lease is not terminated as above provided, there shall be no abatement of rent, it being understood and agreed that the Tenant at its discretion, cost and expense shall procure insurance necessary to protect itself against any interruption of its business.

13.02.   Restoration During Last Three Years

         Anything in Section 13.01 to the contrary notwithstanding, if, within three (3) years prior to the expiration of the initial term or at any time during any renewal term (if any) of this Lease the Premises shall be damaged or destroyed by fire or otherwise and the estimated cost of restoration exceeds 50% of the replacement cost of the improvements constructed by Tenant on the Premises, Landlord shall be under no obligation to repair and restore the Premises, and at the election of Landlord by notice to Tenant the Lease shall terminate.

13.03.   Tenant's Obligation Upon Restoration

         In the event of damage or destruction to the Premises and unless this Lease is terminated by Landlord or Tenant as provided in this Article 13, Tenant shall, as soon as possible, repair, redecorate and refixture the Premises and restock the contents thereof in a manner and to at least a condition equal to that existing prior to its destruction or casualty, and reopen the entire Premises for business.

                                   ARTICLE 14

                                 Eminent Domain

14.01    Eminent Domain

         If the Premises, or such portion thereof as to render the balance wholly unsuitable for the purpose of Tenant, is taken by condemnation or the right of eminent domain, or by agreement between Landlord and those authorized to exercise such right (collectively the "condemnation proceedings"), either party upon written notice to the other shall be entitled to terminate this Lease provided that such notice is given not later than thirty (30) clays after Tenant has been deprived possession of use by such taking. Should any part of the Premises be so taken and should this Lease not be terminated in accordance with the foregoing provisions, Landlord covenants and agrees promptly after such taking to expend so much as may be necessary of the net amount which may be awarded to and received by it in such condemnation proceedings in restoring the Premises to an architectural unit as nearly like its condition prior to such taking as shall in the judgment of Landlord be practicable, with an appropriate abatement to be made in Fixed Annual Minimum Rent and a corresponding reduction in Annual Minimum Gross Receipts. Should the net amount so awarded to and received by Landlord be insufficient to cover the cost of restoring the Premises as estimated by Landlord's architect, Landlord may at its election, supply the amount of such insufficiency and restore the Premises, as above provided, or terminate this Lease. Where Tenant has not already exercised any right of termination accorded to it under this Section 14.01, Landlord shall notify Tenant of Landlord's election within ninety (90) days after the final determination of the amount of the award.

14.02.   Landlord Entitled to Award

         Out of any award for any such taking of the Premises or any part thereof, Landlord shall be entitled to receive and retain the amounts awarded for such Premises, except that Tenant shall be entitled to receive and retain only amounts which may be specially awarded to it in any such condemnation proceedings because of the taking of its trade fixtures and its leasehold improvements which have not become a part of the realty, and such business loss as Tenant shall specifically and separately establish, but not otherwise. It is understood in the event of the termination of this Lease as aforesaid, Tenant shall have no claim against the Landlord or the condemning authority for the value of any unexpired term of its Lease and no right or claim to any part of the award on account thereof. Tenant hereby waives each such claim or right and assigns any such claim or right to Landlord.

                                   ARTICLE 15

                        Bankruptcy and Default Provisions

15.01.   Events of Default and Conditional Limitation

         (a) If at any time prior to or during the term any one or more of the following events occurs, each such event shall constitute an "event of default":

                 (i) Tenant or Tenant's Guarantor, if any, makes an assignment for the benefit of its creditors;

                 (ii) Tenant or Tenant's Guarantor, if any, becomes insolvent;

                 (iii) The leasehold estate hereby created in Tenant is taken on execution or by other process of law;

                 (iv) Any petition is filed by or against Tenant or Tenant's Guarantor, if any, in any court, whether or not pursuant to any bankruptcy, reorganization, composition extension, arrangement or insolvency proceedings, and Tenant or Tenant's Guarantor is thereafter adjudicated bankrupt, or such petition is approved by the Court, or the Court assumes jurisdiction of the subject matter and such proceedings are not dismissed within ninety (90) days after the institution of the same; or any such petition is so filed by Tenant, or Tenant's Guarantor;

                 (v) In any proceedings, a receiver or trustee is appointed for Tenant's property or the property of Tenant's Guarantor and such receivership or trusteeship is not vacated or set aside within ninety (90) days after the appointment of such receiver or trustee;

                 (vi) There is a transfer or an attempted transfer of this Lease or of Tenant's interest thereof in violation of the restrictions set forth in Article 17 of this Lease;

                 (vii) Tenant ceases operation in or vacates or abandons the Premises or otherwise fails to fully perform the obligations contained in Sections 6.01 and 6.02 of this Lease;

                 (viii) Tenant fails to comply with any local, state or federal law, rule or regulation governing the use, handling and disposal of Hazardous Materials or is otherwise in violation of the obligations contained in Section 18.03 of this Lease;

                 (ix) Tenant fails to comply with the obligations contained in Section 21.03 of this Lease;

                 (x) Tenant or Tenant's Guarantor, if any, fails to pay any installment of the Fixed Annual Minimum Rent, Percentage Rent, Additional Rent or any portion of any such payment, when the same becomes due and payable, and such failure continues for ten (10) days after receipt of written notice from Landlord to Tenant;

                 (xi) Tenant or Tenant's Guarantor, if any, fails to pay any installment of the Fixed Annual Minimum Rent, Percentage Rent, Additional Rent or any portion of such payment, when same becomes due and payable, and such failure occurs on three (3) or more occasions in any Lease Year or Partial Lease Year;

                 (xii) Tenant or Tenant's Guarantor, if any, fails to perform or observe any other requirement of this Lease (not hereinbefore specifically referred to) on the part of Tenant to be performed or observed and such failure continues for thirty (30) days after receipt of written notice from Landlord to Tenant; or

                 (xiii) Tenant fails to comply with the obligations contained in Section 1.03 of this Lease, and such failure continues for for ten (10) days after receipt of written notice from Landlord to Tenant; or whereany such event shall occur on two or more occasions in any Lease Year or Partial Lease Year.

         (b) This Lease and the term are expressly subject to the conditional limitation that upon the happening of any one or more of the aforementioned events of default, Landlord, in addition to the other rights and remedies it may have, shall have the right to immediately declare this Lease terminated and the term ended, in which event all of the right, title and interest of Tenant hereunder shall wholly cease and expire upon receipt by Tenant of a Notice of Termination, Tenant shall then quit and surrender the Premises to Landlord in the manner and under the conditions as provided for under this Lease, but Tenant shall remain liable as hereinafter provided.

15.02.   Landlord's Remedies

         (a)     If this Lease shall be terminated as provided in Section
15.01, Landlord or Landlord's agents or employees may immediately or at any time thereafter re-enter the Premises and remove therefrom Tenant, its agents, employees, licensees, and any sub-tenants and other persons, firms or corporations, and all or any of its or their property therefrom, either by summary dispossess proceedings or by any suitable action or proceedings at law, in equity or by force, self-help or otherwise, without being liable to indictment or prosecution of damages therefor, and repossess and enjoy the Premises, together with all alterations, additions and improvements thereto. Landlord, in the event of such re-entry and repossession, may store Tenant's Personal Property in a public warehouse or elsewhere at the cost of and for the account of Tenant.

         (b) In case of any such termination, re-entry or dispossession by summary proceedings or otherwise, the rents and all other charges required to be paid up to the time of such termination, re-entry or dispossession, shall be paid by Tenant, and Tenant also shall pay to Landlord all expenses which Landlord may then or thereafter incur for legal expenses, attorneys' fees, brokerage commissions and all other costs paid or incurred by Landlord as the result of such termination, re-entry or dispossession, and for restoring the Premises to good order and condition and for altering and otherwise preparing the same for reletting and for reletting thereof. Landlord may, at any time and from time to time, relet the Premises, whole or in part, for any rental then obtainable either in its own name or as agent of Tenant, for a term which, at Landlord's option, may be for the remainder of the then current term of this Lease or for any longer or shorter period.

         (c) If this Lease is terminated as aforesaid, Tenant nevertheless covenants and agrees notwithstanding any entry or re-entry by Landlord whether by summary proceedings, termination or otherwise, to pay and be liable for on the days originally fixed herein for the payment thereof, amounts equal to the several installments of Fixed Annual Minimum Rent, Percentage Rent and Additional Rent reserved as they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or re-entered as aforesaid, and whether the Premises is relet or remains vacant in whole or in part or for a period less than the remainder of the term, and for the whole thereof. In the event the Premises be relet by Landlord, Tenant shall be entitled to a credit (but not in excess of the Fixed Annual Minimum Rent, Percentage Rent and Additional Rent reserved under the terms of this Lease) in the net amount of rent received by Landlord in reletting the Premises after deduction of all expenses and costs incurred or paid as aforesaid in reletting the Premises and in collecting the rent in connection therewith. At any time after the termination of the Lease, in lieu of collecting any monthly deficiencies, or any further monthly deficiencies, aforesaid, Landlord shall, at

Landlord's option, be entitled to recover from Tenant, in addition to any other relief, such a sum as at the time of such termination represents the amount of the then present value of the total Fixed Annual Minimum Rent, Percentage Rent, and Additional Rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the Lease term, as if the Lease had been fully complied with by Tenant, less any monthly deficiencies for such period previously paid to Landlord by Tenant. Suit or suits for the recovery of the deficiency or damages referred to in this Subsection 15.02(c) or for any installment or installments of Fixed Annual Minimum Rent, Percentage Rent or Additional Rent hereunder, or for a sum equal to any such installment or installments, may be brought by Landlord all at once or from time to time at Landlord's election, and nothing in this Lease shall be deemed to require Landlord to await the date whereon this Lease or the term hereof would have naturally expired had there been no such default by Tenant or no such termination.

         (d) For the purpose of this Section 15.02, it shall be deemed that the Percentage Rent for any period after any such default and entry by Landlord would have been at the monthly rate thereafter equal to the highest Percentage Rent which Tenant was obligated to pay to Landlord under this Lease within the three (3) Lease Years (or lesser number of Lease Years since the Term Commencement Date) immediately preceding the date of such entry.

         (e) Tenant hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, or of the institution of legal proceedings to that end, and Tenant for and on behalf of itself and all persons claiming through or under Tenant, also waives any and all right of redemption or re-entry or repossession under present or future laws, including any amendments hereafter, or to restore the operation of this Lease. Landlord and Tenant, so far as permitted by law, waive and will waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any claim or injury or damage. The terms "enter," "re-enter," "entry" or "re-entry" as used in this Lease are not restricted to their technical legal meaning. In the event Landlord commences any proceedings for the recovery of possession of the Premises or to recover for non-payment of Fixed Annual Minimum Rent, Percentage Rent or Additional Rent, Tenant shall not interpose any non-compulsory counterclaim in any such proceeding. This may not, however, be construed as a waiver of Tenant's rights to assert such claim in any separate action or actions initiated by Tenant.

         (f) No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach shall be deemed an accord and satisfaction thus Landlord may accept any check or payment without prejudice to Landlord's rights to recover the balance due, nor shall it constitute a waiver of any such breach or of such covenant, agreement, term and condition, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

         (g) In the event of any breach or threatened breach by Tenant of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed at law or in equity, by statute or otherwise.

         (h) Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereinafter existing at law or in equity, by statute or otherwise.

                                   ARTICLE 16

                                Mechanics' Liens

16.01.   Mechanics' Liens

         (a) If any mechanics' liens are filed against the Premises or any portion of the Shopping Center based upon any act of Tenant or anyone claiming through Tenant, Tenant shall hold Landlord harmless from all damages, claims and expenses arising therefrom, and Tenant, after notice from Landlord (or any person in privity of estate with Landlord), shall forthwith within fifteen (15) days, commence indemnification by the performance of said obligation by interposing a fund by way of bond, deposit payment or otherwise sufficiently satisfy such lien without resort or recourse against the Premises. In the event Tenant does not remove or satisfy said lien within said fifteen (15) day period, Landlord shall have the right to do so by posting a bond or undertaking, and Tenant agrees to reimburse Landlord for any and all expenses incurred by Landlord in connection therewith five (5) days after receipt by Tenant of Landlord's invoice therefor. These expenses shall include, but not be limited to, filing fees, legal fees and bond premiums. Nothing contained herein shall be deemed to in any way abrogate Tenant's right to contest the efficacy of any mechanic's lien filed against the Premises based on the acts or omissions of Tenant.

         (b) Nothing in this Article 16 shall be deemed or construed as (i) Landlord's consent to any person, firm or corporation for the performance of any work or services or the supply of any materials to the Premises or any improvement thereon, or (ii) giving Tenant of any other person, firm or corporation any right to contract for or to perform or supply any work, services or materials that would permit or give rise to a lien against the Premises or any part thereof.

                                   ARTICLE 17

         Assignments, Subleases and Other Transfers of Tenant's Interest

17.01.   Limitations on Tenant's Rights

         (a) Neither this Lease nor the interest of Tenant in this Lease shall be sold, assigned, transferred, mortgaged, pledged, hypothecated or otherwise disposed of, whether by operation of law or otherwise, nor shall the Premises or any part thereof be sublet or subject to any license or concession without the prior written consent of Landlord in each instance. The sale or transfer of stock constituting a controlling interest in Tenant or Tenant's Guarantor shall be considered for the purpose of this Lease to be an assignment, and likewise shall require Landlord's prior written consent, except where Tenant or Tenant's Guarantor is a corporation having its shares traded on the New York, American or Over-The-Counter stock exchange or market. Tenant shall make available to Landlord the stock record books of Tenant and Tenant's Guarantor and shall produce the same on request of Landlord. Similarly, if Tenant is a partnership, the interest of any partner shall not be transferred without Landlord's prior written consent. For the purposes of this Lease, the entering into of any management agreement or any similar agreement which transfers control of the business operations of Tenant in the Premises shall be treated as an assignment of this Lease and shall require Landlord's prior written consent. Any attempted transfer, assignment, subletting, license or concession agreement, hypothecation or other transfer herein that is prohibited without Landlord's prior written consent shall be void and confer no rights upon any third party.

         (b) No permitted assignment made shall be effective until there are delivered to Landlord (i) an agreement, in recordable form, executed by Tenant and the proposed assignee, wherein such assignee assumes due performance of the obligations of Tenant's part to be performed under this Lease to the end of the term hereof and (ii) a written consent to such assignment by the holder of any fee or leasehold mortgage affecting the Premises to which this Lease is then subject and such consent shall have been obtained and delivered to Landlord if so required by the terms of such mortgage or by a collateral document securing the same obligations as are secured by such mortgage.

         (c) Any assignment of this Lease or any sublease affecting the Premises or any other permitted transfer hereunder shall be subject and subordinate to the full terms and conditions of this Lease. Regardless of either the assumption by any assignee or sublessee of due performance or the Landlord's acceptance of rent or other charges from such assignee or sublessee, Tenant shall not be released by any assignment or sublease but shall continue to be fully responsible for the due performance of Tenant's obligations hereunder in the same manner and to the same extent as if no such assignment or sublease had been made.

17.02     Effect of Landlord's Consent

         (a) Any consent by Landlord to a sale, assignment, sublease, mortgage, pledge, license, concession, hypothecation, or transfer of this Lease, shall apply only to the specific transaction thereby authorized and shall not relieve Tenant from the requirement of obtaining prior written consent of Landlord to any further sale, assignment, sublease, mortgage, pledge, hypothecation, or transfer of this Lease. When the consent of Landlord is required hereunder to any proposed assignment or sublease of this Lease, or to the mortgaging, pledging, licensing, concession or hypothecation of this Lease, contemporaneously with the request of Tenant therefor, Tenant shall submit in writing information reasonably sufficient to enable Landlord to make a decision with respect thereto.

         (b) With respect to any of the consents requested by Tenant, whether or not the Landlord has consented thereto, Tenant shall pay to the Landlord all reasonable counsel fees and disbursements and all other expenses incurred by the Landlord in connection therewith.

                                   ARTICLE 18

                        Compliance with Government Orders

18.01.   Tenant to Comply

         Tenant, at its own expense, shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state and local governments and of any and all other departments and bureaus applicable to the Premises or to the business conducted by Tenant at the Premises, whether ordinary, extraordinary, foreseen or unforeseen ("Governmental Orders"). In addition, Tenant, at its own expense, shall comply promptly with and execute all rules, orders, regulations and recommendations of the Board of Fire Underwriters, Rating Board and Landlord and Tenant's insurance companies with respect to the prevention of fires and the exposure of liability risks ("Insurance Matters"). Tenant, at its own expense, shall furnish and maintain in good order an adequate number and type of fire extinguishers on the Premises at all times.

18.02.   Failure to Comply

         In case Tenant fails or neglects to comply with any of the Government Orders, Insurance Matters or the ADA (as hereinafter defined) as herein required of Tenant, then Landlord or its agent may enter the Premises and make said repairs and comply with any and all of the Government Orders, Insurance Matters or the ADA at the cost and expense of Tenant, and in case Tenant fails to pay therefor upon notice within five (5) days thereafter, the said cost and expenses, including eighteen percent (18%) for administration costs, shall be added to the next month's installment of Fixed Annual Minimum Rent and be due and payable as such or Landlord may deduct the same from any balance remaining in Landlord's hands. This provision is in addition to the right of Landlord to terminate this Lease by reason of default on the part of Tenant.

18.03.   Hazardous Material

         Tenant shall, at all times, comply with all local, state and federal laws, rules and regulations governing the use, handling and disposal of Hazardous Material in the Premises including, but not limited to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903) and any additions, amendments, or modifications thereto. As used herein, the term "Hazardous Material" shall mean any hazardous or toxic substance, material or waste which is, or becomes, regulated by any local or state government authority in which the Premises is located or the United States Government. Landlord and its agents shall have the right, but not the duty, to inspect the Premises at any time to determine whether Tenant is complying with the terms of this Section. If Tenant is not in compliance with this Section, Landlord shall have the right to immediately enter upon the Premises and take whatever actions reasonably necessary to comply including, but not limited to, the removal from the Premises of any Hazardous Material and the restoration of the Premises to a clean, neat, attractive, healthy and sanitary condition. Tenant shall pay all such costs incurred by Landlord ten (10) days upon receipt of a bill therefor plus eighteen percent (18%) for administration. The covenants in this Section 18.03 shall survive the expiration or earlier termination of this Lease.

18.04.   Americans With Disabilities Act

         Tenant, at its own expense, shall at all times comply with and shall cause the Premises to be in compliance with the requirements of the Americans With Disabilities Act of 1990, and any additions, amendments or modifications thereto and all related regulations (the "ADA").

                                   ARTICLE 19

            Subordination, Mortgagee's Rights and Assignment of Rents

19.01    Subordination

         The rights and interests of Tenant under this Lease shall be subject and subordinate to any ground lease, mortgage or trust deed now or hereafter placed upon any portion of the Shopping Center, and to any advances made thereunder, and to the interest thereon, and to all renewals, modifications, consolidations, replacements, extensions and re-financings thereof. Tenant agrees that any ground lessor, mortgagee or trustee may elect to give the rights and interest of Tenant under this Lease priority over the lien of its ground lease, mortgage or trust deed. In the event of such election, the rights and interest of Tenant under this Lease automatically shall have priority in whole or in part, over the lien of said ground lease, mortgage or trust deed, and no additional consent or instrument shall be necessary or required. However, Tenant agrees to execute and deliver the Subordination, Non-Disturbance and Attornment Agreement attached as Exhibit F, and any other instruments that may be requested by any ground lessor, mortgagee or trustee for such purposes, and in the event Tenant fails to do so within ten (10) days after demand in writing, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney-in-fact (which shall be deemed to be coupled with an interest) and in its name, place and stead so to do.

19.02.   Mortgagee's Rights

         (a) So long as any such ground lease, trust deed or mortgage remains a lien on any portion of the Shopping Center, Tenant agrees, simultaneously with the giving of any notice to Landlord which is required to be given by this Lease, to give a duplicate copy thereof to the respective ground lessor, mortgagee or trustee. Landlord agrees to notify Tenant of any ground lessor, mortgagee or trustee to whom such notice must be sent. Further, Tenant agrees that if Landlord defaults in its performance of any of the covenants under this Lease and if such default entitles Tenant to terminate this Lease, the ground lessor, mortgagee or trustee may cure said default within a reasonable period of time beyond any time period required of Landlord (but in any event not less than an additional fifteen (15) business days), and, if necessary, be permitted entry upon the Premises for the purpose of curing any such default. The giving of any such notice to Landlord shall not be properly given under the terms of this Lease and shall be of no force and effect until a duplicate copy thereof is also given to the ground lessor, mortgagee or trustee pursuant to this Section 19.02.

         (b) The parties hereto mutually agree that so long as any ground lease, mortgage or trust deed is a lien upon the Premises, they will not reduce the rents below that provided for in this Lease, provide for payments of rent prior to the time herein provided for, nor terminate this Lease prior to the end of the term, except as otherwise provided in this Lease, without first obtaining the written consent of the ground lessor, mortgagee or trustee, and that any such proposed modification or termination without the written consent of said ground lessor, mortgagee or trustee shall be void as against said ground lessor, mortgagee, or trustee.

19.03.   Assignment of Rents

         (a) With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage or ground lease on property which includes the Premises, Tenant agrees:

                  (i) that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage or the ground lessor, shall never be treated as an assumption by such holder or ground lessor any of the obligations of Landlord hereunder, unless such holder or ground lessor shall, by notice sent to Tenant, specifically otherwise elect; and

                  (ii) that except as aforesaid, such holder or ground lessor shall be treated as having assumed Landlord's obligations hereunder with respect only to those obligations that arise following a foreclosure or deed in lieu thereof, or assumption of Landlord's position by a ground lessor only upon foreclosure of such holder's mortgage and the taking of possession of the Premises, or, in the case of a ground lessor, the assumption of Landlord's position hereunder by such ground lessor. Tenant agrees that with respect to those obligations of Landlord that arise prior to a foreclosure or deed in lieu thereof, or assumption of Landlord's position by a ground lessor, such foreclosing mortgagee in possession or ground lessor shall have no liability.

         (b)     Where a party acquires Landlord's interest in property
(whether land only, or land and buildings) which includes the Premises, and simultaneously leases the same back, such acquisition shall not be treated as an assumption of Landlord's position hereunder, and this Lease shall thereafter be subject and subordinate at all times to such lease.

                                   ARTICLE 20

                                Entry to Premises

20.01.   Entry to Premises by Landlord

         Landlord shall have the right to enter the Premises at all reasonable times, with reasonable notice for the purposes of:

                  (i)      inspecting the same,

                  (ii) making any repairs to the Premises and performing any work therein that may be necessary or desirable,

                  (iii) exhibiting the Premises for the purpose of sale, ground lease, mortgage or other financing,

                  (iv) exhibiting the Premises (within one year prior to the expiration of the term of this Lease) to prospective tenants.

         Nothing in this Lease shall imply any duty on the part of Landlord to do work or perform obligations which, under any of the provisions of this Lease, Tenant may be required to perform, and the performance thereof by Landlord shall not constitute a constructive eviction nor a waiver of Tenant's default.

                                   ARTICLE 21

                            Notices and Certificates

21.01    Notices

         (a) Any notice, statement, certificate, request or demand required or permitted to be given or delivered in this Lease shall be in writing, and sent by registered or certified mail, postage prepaid, return receipt requested and addressed to Landlord (or any other entitled notice party under the terms of this Lease) at the address shown at the beginning of this Lease, and to Tenant at the address shown at the beginning of this Lease, or to such other addresses as Landlord or Tenant shall designate in the manner herein provided. Landlord's managing agent, and, as provided in this Lease, the designated agent of Mortgagee, is hereby authorized and designated to give or deliver to Tenant any notice under this Lease. Any such notice, statement, certificate, request or demand shall, in the case of registered or certified mailing, be deemed to have been given on the date mailed as aforesaid in any post office or branch post office regularly maintained by the United States Government, except in case for notice of change of address or revocation of a prior notice, which shall only be effective upon receipt.

         (b) At any time or times when Tenant's interest herein is vested in more than one person, firm or corporation, jointly, in common or in severalty, a notice given by Landlord to any one such person, firm or corporation shall be conclusively deemed to have been given to all such persons, firms or corporations. Any notices by Tenant pursuant to the provisions hereof shall be void and ineffective unless signed by all such persons, firms and corporations, unless all such persons, firms and corporations have previously given notice to Landlord, signed by each of them and designating and authorizing one or more of them to give the notice referred to, and such notice shall then be unrevoked by any notice to Landlord.

21.02.   Estoppel Certificate of Landlord

         Within ten (10) days after request by Tenant, Landlord, from time to time and without charge, shall deliver to Tenant or to a person, firm or corporation specified by Tenant, a duly executed and acknowledged instrument certifying:

                  (i) that this Lease is unmodified and in full force and effect, or if there has been any modification, that the same is in full force and effect as modified, and identifying the date of any such modification; and

                  (ii) whether Landlord knows or does not know, as the case may be, of any default by tenant in the performance by tenant of the terms, covenants and conditions of this Lease, and specifying the nature of such defaults, if any.

         Such certification shall not stop Landlord from thereafter asserting any existing default of which Landlord did not have actual knowledge on the date of execution thereof.

21.03.   Estoppel Certificate of Tenant

         Within ten (10) days after request by Landlord or Landlord's ground lessor or mortgagee, Tenant, from time to time and without charge, shall deliver to Landlord or the requesting party, or to a person, firm or corporation, specified by Landlord, a duly executed and acknowledged instrument, in the form of Exhibit G attached hereto.

         Such certification shall not estop Tenant from thereafter asserting any existing default of which Tenant did not have actual knowledge on the date of execution thereof.

                                   ARTICLE 22

                           Covenant of Quiet Enjoyment

22.01.   Covenant of Quiet Enjoyment

         (a) Tenant, subject to the terms and provisions of this Lease and on payment of the rent and observing, keeping and performing all of the terms and provisions of this Lease on its part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold and enjoy the Premises during the term hereof on and after the Term Commencement Date without hindrance or ejection by any persons lawfully claiming under Landlord; but it is understood and agreed that this covenant, and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of Landlord's interest hereunder. If Landlord is unable to place Tenant in possession of the Premises at the Term Commencement Date by reason of the possession of the Premises by another tenant holding over under a lease, such inability by Landlord shall not constitute a default under this Lease; but the Term Commencement Date shall be postponed until such date as such holdover tenant gives up possession of the Premises and the term of this Lease shall be deemed to commence on such Term Commencement Date as postponed.

         (b) With respect to any services to be furnished by Landlord to Tenant, Landlord shall in no event be liable for failure to furnish the same when prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any cause beyond Landlord's control. In no event shall Landlord ever be liable to Tenant for any indirect or consequential damages by reason of Landlord's breach or default of the terms of this Lease.

                                   ARTICLE 23

                            Miscellaneous Provisions

23.01    Holdover

         (a) It is expressly understood by Tenant that Tenant's right to possession of the Premises under this Lease shall terminate at the expiration or earlier termination of the term, and should Tenant continue thereafter to remain in possession, Landlord, should it so elect, shall be entitled to the benefits of all provisions of law with respect to summary recovery of possession from a holdover tenant. Tenant shall indemnify and save harmless Landlord from any claim, damage, expense, cost or loss which Landlord may incur by reason of such holding over, including without limitation, any claim of a succeeding tenant, or any loss by Landlord with respect to a lost opportunity to re-let the Premises.

         (b) Should Tenant continue to occupy the Premises after the expiration or earlier termination of the term with the consent of the Landlord, such tenancy shall be from month-to-month, and such month-to-month tenancy shall be under the same terms, covenants and conditions as set forth in this Lease, except that Tenant shall pay Fixed Annual Minimum Rent on the basis of either
(i) Fixed Annual Minimum Rent in effect for the last year of the term multiplied by the percentage (which shall in no event be less than 100%) found by dividing the Index for the first calendar month of such month-to-month tenancy by the Index for the calendar month in which the Term Commencement Date falls, or (ii) three (3) times the Fixed Annual Minimum Rent for the last year of the term, whichever is greater.

23.02.   Limitation on Landlord's Personal Liability

         (a) It is understood and agreed that Tenant shall look solely to the estate and property of Landlord in the Shopping Center for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of the Lease to be observed or performed by the Landlord, and any other obligation of Landlord created by or under this Lease, and no other property or assets of Landlord or of its partners, beneficiaries, co-tenants, shareholders, members, or principals (as the case may be) shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies. In no event shall Tenant name Landlord's partners, members, beneficiaries, co-tenants, shareholders or principals to any suit or other proceeding to which Tenant and/or Landlord are a party arising out of or relating to this Lease, unless the naming of such partners, members, beneficiaries, co-tenants, shareholders or principals is required in order to permit the Tenant to obtain jurisdiction over Landlord herein.

         (b) The term "Landlord," as used in Subsection 23.02(a) and throughout this Lease, shall be limited to mean and include only the owner or owners at the time in question of Landlord's interest in this Lease. Further, in the event of any transfer by Landlord of Landlord's interest in this Lease, Landlord herein named (and in case of any subsequent transfers or conveyances, the then assignor), including each of its partners, beneficiaries, co-tenants, shareholders, members, or principals (as the case may be), shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability for the performance of any covenants and agreements on the part of Landlord.

23.03.   Definition of Tenant's Allocable Share

         (a)      Intentionally deleted.

         The term "Tenant's Allocable Share" shall be a fraction, the numerator of which is the number of square feet of the premises as set forth in Section 1.01, and the denominator of which is ninety five percent (95%) of the total number of square feet of Total Tenant Area (defined in Section 23.03(c)) of the Shopping Center.

         (b) "Total Tenant Area" when used in this Lease as pertaining to the Shopping Center shall mean the total floor area, described in square feet, of all Tenant and REA Parcel space which is either designated by Landlord as available for Lease or in fact leased excluding the Common Areas, any outdoor selling areas whether or not mechanically heated or air-conditioned, and any Tenant or REA parcels which are separately assessed and taxed. Whenever used in this Lease, the term "square feet" shall consist of the area of floor area located within the buildings measured from the outside face of all exterior walls of the buildings (or the mid-point of any interior walls). Square feet shall not include the surface area of any roof structures used for mechanical equipment.

23.04    Force Majeure

         The period of time during which either party is prevented or delayed in any performance or the making of any improvements or repairs or fulfilling any obligation under this Lease, other than the payment of Fixed Annual Minimum Rent, Percentage Rent and Additional Rent, due to unavoidable delays caused by fire, catastrophe, strikes or labor trouble, civil commotion, Acts of God, the public enemy, governmental prohibitions or regulations or inability to obtain materials by reason thereof, or any other causes beyond such party's reasonable control, shall be added to such party's time for performance, and such party shall have no liability by reason of such delay, except that as a condition to Tenant's right to avail itself of Force Majeure, Tenant must give Landlord written notice of such claimed Force Majeure not later than three (3) business days following the occurrence of such Force Majeure.

23.05    Relocation of Tenant

         Landlord shall have the right to relocate Tenant within the cross-hatched area shown on Exhibit A-2 attached hereto and made a part hereof upon thirty (30) days' notice to Tenant, at Landlord's cost and expense, which relocation shall in no way affect the obligation or duties of either party hereunder. In the event Tenant shall fail or refuse to accept the new location within ten (10) days of such notice, Landlord at its option, may terminate this Lease upon fifteen (15) days' notice to Tenant. Tenant's written consent which shall not be unreasonably withheld conditioned or delayed shall be required for any relocation which moves the Premises entirely outside the cross-hatched area shown on Exhibit A-2.

23.06    Changes and Additions

         Landlord hereby reserves the right at any time, and from time to time, to make alterations or additions to, and to build additional stories on the building in which the Premises are located and to build adjoining the same. Landlord also reserves the right at any time, and from time to time, to construct other buildings and improvements in Landlord's Tract, to enlarge or otherwise modify the Shopping Center, to make alterations therein or additions thereto, to build additional stories on any building or buildings within the Landlord's Tract, to build adjacent thereto, to construct decks or elevated parking facilities, to install, maintain, use, repair and replace ducts, wires, pipes and conduits passing through or under the Premises serving other parts (now existing or hereafter added) of Shopping Center, and to sell or lease any part of Landlord's Tract. The purpose of the attached Site Plan is to show the approximate location of the Premises within the Shopping Center, and Landlord reserves the right at any time to relocate the various buildings, parking areas and other Common Areas shown on said Site Plan; provided, however, that there shall not be caused thereby any unreasonable obstruction of Tenant's right of access to the Premises or any unreasonable interference with Tenant's use of the Premises for the purpose hereinabove set forth.

23.07    Attornment by Tenant

         If at any time during the term of this Lease the Landlord hereunder shall be the holder of a leasehold estate covering premises which include the Premises, and if such leasehold estate shall be canceled or otherwise terminated prior to the expiration date thereof and prior to the expiration of the term of this Lease, or in the event of the surrender thereof whether voluntary, involuntary or by operation of law, Tenant shall make full and complete Attornment to the lessor of such leasehold estate for the balance of the term of this Lease upon the same covenants and conditions as are contained herein so as to establish direct privity between such lessor and Tenant and with the same force and effect as though this Lease was made directly from such lessor to Tenant. Tenant shall then make all rent payments thereafter directly to such lessor. In the event any proceedings are brought for the foreclosure of, or in the event of conveyance by deed in lieu of foreclosure of, or in the event of the exercise of the power of sale under, any mortgage or deed of trust made by Landlord covering the Premises, or in the event Landlord sells, conveys or otherwise transfers its interest in the Shopping Center or any portion thereof containing the Premises, Tenant shall attorn to and hereby covenants and agrees to execute an instrument in writing reasonably satisfactory to the new owner whereby Tenant attorns to such successor in interest and recognizes such successor as the Landlord under this Lease.

23.08.   Index

         As used in this Lease, "Index" means the then higher of either of the Revised Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI-W) or the Consumer Price Index for All Urban Consumers (CPI-U) of the United States Department of Labor's Bureau of Labor Statistics in effect and generally published at the time the computation is to be made. If the aforesaid price indices are no longer published, then another price index, generally recognized as authoritative, shall be substituted by Landlord. In the event the parties are unable to so agree, the matter shall be submitted to arbitration pursuant to
Section 23.18. During any period while the determination of such a dispute is pending. Tenant shall continue to pay the sum previously in effect; provided, however, that the adjusted sum as finally determined shall be retroactive from the prescribed date and any deficiency owed by Tenant shall be paid promptly upon a final determination of the dispute.

23.09.   Survival of Tenant's Obligations

         Any sums due Landlord from Tenant that by the terms herein would be payable, or are incapable of calculation, until after the expiration or earlier termination of this Lease shall survive and remain a continuing obligation until paid.

23.10.   Effect of Landlord's Notice to Terminate

         Any right on the part of Landlord to terminate this Lease shall, when exercised, require no further act, to the end that at the expiration of the applicable time period, if any, contained in the particular termination provision, this Lease and the term hereunder shall end and expire as fully and completely as if such termination date was the date herein definitely fixed for the end and expiration of this Lease and the term hereof, and upon such date Tenant shall quit and surrender the Premises to Landlord.

23.11    Effect of Captions

         The captions, bold-faced type, underlining, notational references, or legends in this Lease are inserted only for convenient reference or identification of the particular paragraphs. They are in no way intended to describe, interpret, define or limit the scope, extent or interest of this Lease, or any paragraph or provision thereof.

23.12.   Tenant Authorized to Do Business

         Tenant represents, warrants and covenants that it is upon the date of execution, and throughout the term of this Lease it shall be authorized to do business and in good standing in the state in which the Premises is located. Tenant, if a partnership or corporation, agrees to furnish to Landlord, upon request, evidence of authority for entering into this Lease.

23.13.   Execution in Counterparts

         This Lease may be executed in one or more counterparts, any one or all of which shall constitute but one agreement.

23.14.   Law Governing, Effect and Gender

         This Lease, and any dispute concerning this Lease, shall be governed by the laws of the state in which the Premises is located, and any dispute concerning an interpretation of any portion of the Lease or the conduct of the parties hereunder shall be brought in either Syracuse, New York, or in the jurisdiction where the Premises is located. Tenant hereby consents to service of process at the Premises in the event that Tenant does net maintain a separate business office within the state where the Premises is located. This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns, except as expressly provided otherwise. Use of the neutral gender shall be deemed to include the masculine and feminine.

23.15.   Memorandum or Notice of Lease

         Upon request by either party, Landlord and Tenant agree to execute a Memorandum or Notice of Lease in recordable form pursuant to applicable state law. Upon the expiration or earlier termination of this Lease, the party who shall have recorded such Memorandum or Notice of Lease shall promptly execute any necessary instrument and remove the Memorandum or Notice of Lease from the public records, and upon failure to do so, the other party is hereby appointed attorney-in-fact to execute any such instrument in the recording party's name, place and stead.

23.16.   Complete Agreement

         This Lease contains and embraces the entire agreement between the parties hereto with respect to the matters contained herein, and it or any part of it may not be changed, altered, modified, limited, terminated, or extended orally or by any agreement between the parties unless such agreement is in writing and signed by the parties hereto, their legal representatives, successors or assigns. Tenant acknowledges and agrees that neither Landlord nor any representative of Landlord nor any broker has made any representation to or agreement with Tenant relating to the Premises, this Lease or the Shopping Center which is not contained in the express terms of this Lease. Tenant acknowledges and agrees that Tenant's execution and delivery of this Lease is based upon Tenant's independent investigation and analysis of the business potential and expenses represented by this Lease, and Tenant hereby expressly waives any and all claims or defenses by Tenant against the enforcement of this Lease which are based upon allegations of representations, projections, estimates, understandings or agreements by Landlord or Landlord's representative that are not contained in the express terms of this Lease.

23.17.   Guaranty of Lease - Intentionally Deleted

23.18    Arbitration

         Any controversy or claim arising from or relative to any matter in connection with this Lease, with reference to which this Lease shall expressly provide that this paragraph governs, shall be settled by arbitration in the City of Syracuse, New York, in accordance with the then existing rules of the American Arbitration Association or its successor organization, and judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof.

23.19    Security Agreement

         Tenant hereby grants to Landlord a security interest in all inventory, equipment, fixtures, trade fixtures, improvements, and merchandise now or hereafter located in the Premises, and all proceeds and accounts receivable therefrom (the "Collateral"), to secure the payment and performance of Tenant's obligations set forth in this Lease. Tenant hereby appoints Landlord its true and lawful attorney-in-fact in its name or otherwise to execute and file any financing statement(s) on behalf of Tenant and to do any and all acts and to execute and file any and all documents which may be necessary to realize, perfect, continue, preserve and protect the security interest upon the Collateral. Upon the occurrence of any event of default pursuant to Section 15.01, Landlord shall be entitled to exercise all of the rights and remedies of a secured party under the Uniform Commercial Code. Reasonable attorneys' fees of the Landlord in enforcing any right or exercising any remedy under this Security Agreement shall be deemed a part of the obligation secured hereby.

23.20.   Invalidity of Particular Provisions

         If any term or provision of this Lease or the application thereof to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

23.21.   Execution of Lease by Landlord

         The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall be effective and binding only upon the execution and delivery hereof by both the Landlord and Tenant.

23.22.   Relationship of the Parties

         Nothing contained herein shall be deemed or construed by the parties hereto nor by any third party as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent nor any other provision herein contained, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than landlord and tenant.

23.23    Brokers

         Landlord and Tenant each represent and warrant to the other that neither of them has employed any realtors or brokers in connection with the negotiation of this Lease. Landlord and Tenant shall each indemnify, defend and hold harmless the other from any cost, expense or claim for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease on the date first above written.


                                     EKLECCO L.L.C.


                                     By:       /s/
                                          ----------------------
                                     (Member/Authorized Agent)



                                     HOLOWORLD, INC.

                                     By:       /s/
                                          ----------------------

                                     Title:       President
                                              -------------------

                          (Acknowledgment of LANDLORD)

State of New York          )
                           )  ss:
County of Onondaga         )

         On the ______ day of _______________ in the year 20_ before me, the undersigned, a notary public in and for said state, personally appeared ___________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.



                                        -------------------------
                                        (Notary Public)





                           (Acknowledgment of TENANT)

State of                   )
         ------------------
                           )  ss:
County of                  )
          -----------------

         On the ______ day of _______________ in the year 20_ before me, the undersigned, a notary public in and for said state, personally appeared ___________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.




                                        -------------------------
                                        (Notary Public)

                                TABLE OF EXHIBITS



Exhibit A..............................................................Site Plan

Exhibit A-1.............................................................Premises

Exhibit B.........................................Description of Landlord's Work

Exhibit C...........................................Description of Tenant's Work

Exhibit D.................................................Outline Specifications

Exhibit E......................................................Guaranty of Lease

Exhibit F..................Form of Subordination, Non-Disturbance and Attornment

Exhibit G.......................................................Form of Estoppel

                                    EXHIBIT A

                                    SITE PLAN







                                    (DIAGRAM)

                                    EXHIBIT B

                                 LANDLORD'S WORK

         The Premises have already been constructed and Tenant accepts the Premises in its "as is" condition. All other work required to prepare the Premises for Tenant's use and occupancy shall be performed by Tenant at its sole cost and expense.

                                    EXHIBIT C

                                  TENANT'S WORK

         Tenant accepts the Premises in its "as is" condition on the date that possession of the Premises is made available by Landlord, and shall, at its sole cost and expense, and in accordance with the Outline Specifications attached hereto and made a part hereof as Exhibit D, furnish all labor, material, fixtures and equipment necessary to complete, in a good, substantial and approved manner, all work required to bring the Premises to a finished condition ready for the conduct of Tenant's business therein.

                                    EXHIBIT D

                             OUTLINE SPECIFICATIONS

A.       DESIGN AND CONSTRUCTION

         Tenant will retain the services of architect(s) and engineer(s) licensed in the state in which the Shopping Center is located for the design of Tenant's Work. Tenant will retain contractors for the completion of Tenant's Work. Tenant and its contractors will at all times cooperate fully with Landlord's employees and contractors, and with other tenants and their contractors.

         Tenant's architect and engineer will design all Tenant's Work in full compliance with all federal, state and local codes, ordinances, rules and zoning regulations applicable to the Shopping Center and to Tenant's Premises. Tenant's architect and engineer will incorporate by reference or by duplication the Tenant Information Package into the final contract documents.

         Landlord will complete Landlord's Work as set forth in Exhibit C of this Lease under a blanket building permit. Tenant will complete Tenant's Work as set forth in Exhibit D of this Lease under an individual building permit. Tenant will be responsible for all building permit costs and/or any other municipal permit(s) and/or fees required for Tenant's Work. All building permit questions, as they relate to Tenant's Work (Exhibit C) should be directed to the Landlord.

B.       DIMENSION CONTROL PLAN

         Landlord will furnish Tenant with two (2) prints of a Dimension Control Plan, setting forth dimensions and design information necessary to complete the design of Tenant's Work. The Dimension Control Plan will be made available following the execution of this Lease.

C.       TENANT'S DESIGN

         All final submissions will bear the seal and signature of an architect (and engineer if applicable) licensed to practice in the state in which the Shopping Center is located.

         Tenant's design will employ the best available technology to provide for maximum energy conservation within the Premises. All HVAC, plumbing and electrical work will be in compliance with ASHRAE Standard 90-80, or the most recent edition thereof.

         Within two (2) weeks from the later of (a) receipt by Tenant of a Dimension Control Plan from Landlord, or (b) the date of execution of this Lease, Tenant shall submit by overnight delivery service "Preliminary Design Drawings," for Landlord's review, showing the intended design concept and character of proposed finishes. Tenant's submission shall consist of one (1) sepia set and one (1) blueline set of prints.

         Preliminary Design Drawings will contain basic dimensions of the Premises and shall include, but not necessarily be limited to, the following:

         1.       Preliminary floor plan with fixturing layout;
         2.       Preliminary reflected ceiling plan;
         3. Storefront elevation showing intended materials and signage, complete with sample of all finish materials;
         4.       Section through storefront and bulkhead; and
         5. Material and color finish sample board of interior and storefront finishes.

         Landlord will return to Tenant one (1) set of prints marked with Landlord's comments relative to Tenant's preliminary submission within fifteen (15) days after Landlord's receipt of such submission. Tenant agrees to incorporate Landlord's comments into Tenant's final submission.

         Within thirty (30) days after the later of (a) receipt by Tenant of the Dimension Control Plans from Landlord, or (b) the date of execution of this Lease, Tenant will submit to Landlord two (2) sets of reproducible prints and six (6) sets of blueline prints of Tenant's "Design Drawings" showing final design, character, and finishes. All design shall conform to the design criteria set forth herein. Tenant's Design Drawings shall include, without limitation, the following for review:

         1. Architectural: Floor plan, fixturing layout, room finish schedule, door schedule, partition types, ceiling plan, interior wall and storefront elevations describing signage elevations and shop drawings, sections, and details as appropriate.

         2. Mechanical: All equipment, locations, distributions and return systems, diffuser locations, load calculations, controls, and details as appropriate.

         3. Electrical: Floor and ceiling plans showing type and location of power and lighting, equipment, controls, projected loads, panel schedules, riser diagram, and details as appropriate.

         4. Plumbing: Location and type of water meter, fixtures, supply and waste piping schematics and details as appropriate.

         5. Specifications on materials and methods of construction for the above items.

         6. Signage Shop Drawings indicating finishes, type, and mounting location. Food merchants will submit "menu board" specifications and/or photographs.

         7.       Manufacturer's Cuts of fixtures and equipment with finishes.

         8.       Certificate of Completion and Affidavit (Appendix 2).

         9.       Tenant Electrical Load Summary (Appendix 1A).

         10.      Tenant Design Checklist (Appendix 1).

         Landlord will return to Tenant one (1) set of sepias of Tenant's Final Design Drawings marked with review comments and required modifications. If Tenant's Design Drawings are returned to Tenant with comments but not bearing the approval of Landlord, Tenant's Design Drawings shall be revised by Tenant, incorporating Landlord's comments, and resubmitted to Landlord for review within ten (10) days of receipt.

         Plans will not be returned until Receipt of Appendices 1 and 1A.

         If the final submission of Tenant's architectural drawings are stamped "Final Approved for Construction as Noted," it is Tenant's or Tenant's representative's responsibility to distribute copies of the final drawings, stamped as such, to the contractors at the job site. Landlord's design review is solely for the purpose of assisting the Tenant and coordinating the store design of the various tenants in the Shopping Center. If in the design review process Landlord does not denote items that are not in compliance with the provisions of the Lease, including these Outline Specifications, the same will not relieve Tenant, Tenant's contractor, Tenant's architect and engineer of their obligations to construct in compliance with these Outline Specifications, and any applicable federal, state and local codes, ordinances, rules and regulations.

         Any modifications to Tenant's Premises during the term of the Lease must conform to all provisions of the Lease including this Exhibit or, at Landlord's option, Landlord's then-current design criteria, including design review and payment of the fee therefor. Tenant's contractor will construct Tenant's space in accordance with Tenant's final drawings as approved by Landlord and will furnish a signed Certificate of Completion as provided below. Receipt of Appendix 2 (attached) will be required prior to the release of Tenant's security deposit.

D.       SUBMISSION OF AS-BUILT DRAWINGS AND CERTIFICATE OF COMPLETION
         (Appendix 1)

         As a condition of Landlord's approval for Tenant to initially open for business in the Shopping Center, and upon completion of the Premises, Tenant will submit to Landlord for Landlord's permanent project construction files: (1) a set of reproducible "As-Built" drawings which contain all of the information required in Tenant's Design Drawings, updated to accurately reflect the as-built conditions of Tenant's HVAC, electrical and plumbing systems; and (2) a Certificate of Completion (Appendix 2) signed by Tenant, Tenant's architect and contractor, certifying that the Premises have been constructed and completed in accordance with the plans, drawings and specifications previously submitted to and reviewed by Landlord. Tenant must also submit a completed Stipulation of Cost with appropriate backup documentation as a condition of Landlord's approval. Landlord will be entitled to rely on this Certificate as evidence of Tenant's completion of construction of the Premises pursuant to the provisions of this Lease.

E.       OUTLINE SPECIFICATIONS

         The following Outline Specifications will apply to the performance of all work carried out with regard to the Premises:

         1.       Floor System

                  a.       Upper-level Floor System (if applicable)

                           The upper-level floor system will consist of a structural framing system and a concrete slab. Depressions in the slab for floor covering will not be permitted. Electrical floor boxes or plumbing lines must be installed by core drilling through the concrete slab to the lower-level tenant's ceiling space. All such work will be coordinated directly with Landlord. No piping, conduit or other related items may be placed in the concrete slab or on the steel decking. The floor system will be designed for a maximum allowable live load of 100 pounds per square foot.

                  b.       Level Floor System

                           The lower level floor system will consist of a concrete floor slab. All work which Tenant desires to be placed below the slab will be installed prior to the slab construction, or Tenant may cut and replace said slab at Tenant's expense only upon approval from Landlord.

                  c.       Waterproofing (if applicable)

                           All tenants will ensure the water tightness of their restroom floor system. Waterproofing membranes will extend no less than 4" vertically at all demising walls. Additionally, all food merchants, pet stores and salons will provide a waterproof membrane over their entire floor area with water-tight connections at all floor penetrations.

                           All tenants will ensure water tightness of all floor slab penetrations. Tenant will be responsible for any damage which occurs as a result of, or which is caused directly or indirectly by the failure of Tenant or its contractors to adequately construct, install, or adequately seal all floor penetrations.

                           Food use tenants must install a single waterproof membrane as specified by specific mall.

         2.       Walls, Partitions and Doors

                  a.       Demising Partitions

                           All demising partitions will be finished with a minimum of 5/8" fire code gypsum wallboard (unless otherwise required by code), from the floor to the deck, with all joints taped. Exposed walls will be finished with three layers of spackling, sanded and left in paint-ready condition.

                           1)       Insulation in Demising Partitions

                           All demising partitions constructed by the following types of merchants will be insulated with vapor barriers (installed to the warm side of the wall) and sound attenuation blanketing from the floor to the underside of the deck.

                           1.       Food establishments;
                           2. Game rooms, arcades, video, record and tape stores;
                           3.       Pet stores;
                           4.       Salons;
                           5.       Any other use which produces unusual
                                    noise or odor, or heats or cools the
                                    Premises 10 degrees (Fahrenheit) +/- beyond the normal range within the Shopping Center or is deemed by Landlord to potentially impact other mall tenants adversely.

                  b.       Exterior/Interior Partitions

                           All interior partitions of the Premises will be constructed of metal studs, with gypsum wallboard or other non-combustible finish on all sides. Any combustible materials applied to partitions must receive a U.L. labeled fire-retardant coating, or be placed over a non-combustible substrate material. All exterior walls will be insulated with fiberglass insulation from the floor to the underside of the deck. Insulation will have an integral vapor barrier with an "R" value of 19 or greater if required by any federal, state or local code, ordinance, rule or regulation. The insulation will be covered by one (1) layer of 5/8" type `X' gypsum wallboard from the floor to the underside of the deck.

                  c.       Storefront Bulkhead

                           Tenant's storefront bulkhead, if any, will be constructed and finished subject to Landlord's review of signage and overall design. The mall side of Landlord's bulkhead will be finished by Landlord. Tenant's side will be finished with a minimum of 5/8" fire code gypsum wallboard running the full height to the structure above (1 hour rated). All materials applied on the mall side of the storefront will be non-combustible as per code and local building regulations.

                           Storefront bulkheads will have an insulation "R" value of at least 11 (except at Walden, Galleria, Independence Mall, Carousel Center, Galleria at Crystal Run, Silver City Galleria, Palisades Center and Crossgates Mall, where this insulation is not required at this time).

                  d.       Plumbing Chases

                           Plumbing chases, whether in Tenant's Premises or beyond, will be constructed with access panels in full compliance with all applicable codes and will be insulated to prevent freezing of water and waste piping.

                  e.       Doors

                           Service doors which open into a corridor or Tenant's exterior service area will be framed and installed in locations approved by Landlord. These doors must open in the direction of exit travel, and must be recessed so as not to restrict use of any service corridor as an emergency exit corridor. Tenant will cut and patch the wall provided by Landlord as necessary to properly recess the door(s). Door frames will be made of hollow metal, 14-gauge steel, fully welded, with a reinforced head. Doors will be 3'-8" by 7'-0", 16-gauge steel, reinforced, hollow metal. Hardware will include a locking device which is always operable from the interior, a door bumper, corner guards and a hydraulic door closer. Service doors opening into a service corridor will be 1-1/2 hour rated. Tenant will properly identify its Premises with an engraved sign attached to the exterior of its service door.

                  f.       Exits

                           Fire exits will be clearly marked and maintained in accordance with governing codes and ordinances. Tenant will not install any hardware or other device(s) that would prohibit the use of an emergency fire exit.

                  g.       Finishes

                           Paint finishes will be a minimum of two (2) even coats with no skips, runs or sags. Before applying any wall covering(s), the underlying surface will be prime coated.

         3.       Storefront

                  a.       Scope

                           The total separation between the Premises and mall, herein referred to as "Storefront," including any show windows, platforms, glass and glazing, lobbies or entries, doors, grilles, bracing and supports, depressions, and any walls between the Premises and the mall will be furnished and installed by Tenant in accordance with Design Drawings bearing Landlord's approval.

                  b.       Design Review

                           Tenant's Storefront design will be subject to Landlord's approval and will be in harmony with the overall quality and character of the mall. Landlord will review each Storefront design carefully to ensure the suitability of the design to the merchandise sold within the store and to the store's location within the mall. Landlord also reserves the right to modify Tenant's design and material election for the Storefront.

                  c.       Storefront Design Guidelines

                           It is the intent of these guidelines to encourage the design of Storefronts which reinforce the concept of the mall as a streetscape. The streetscape is comprised of tenants' Storefronts which have varying shapes, sizes and materials and which also vary in the degree to which they project beyond or are recessed from the bulkhead line.

                           Creativity in the streetscape theme and the use of new and innovative materials is highly encouraged by Landlord; our Design Department is available and willing to assist tenants in creating a noteworthy and exciting design.

                           Landlord's review of Tenant's Design Drawings is for design purposes only. Tenant's architect and/or engineer accepts all responsibility for any non-compliance with federal, state or local codes, ordinances, rules or regulations applicable to Tenant's Premises.

                  d.       Storefront 'Pop-Out' Criteria

                           The following sets forth the required criteria for allowable Storefront projections:

                           PLEASE NOTE: Refer to the Dimension Control Plan for the "Condition" which pertains to the 'pop-out' criteria listed below. Tenant may occupy an enclosed projected area beyond the bulkhead line containing up to sixty percent (60%) of the area bounded by the maximum Storefront projection line, the bulkhead line, and the "no build zone" (as defined below), while respecting other setback lines as conditions apply (see Dimension Control Plan).

                           A "no build zone" of either 1'-6" or 1-0" is required between tenants' Storefronts. See Tenant Design Handbook for details.

                           Overhead projections (minimum 8'-0" A.F.F.) may be constructed anywhere within the area bounded by the maximum Storefront projection line, the "no build zone" and other setback lines as conditions apply (subject to Landlord's approval) (see Dimension Control Plan).

                           The Storefront will or may be built to a height no higher than the bottom of Landlord's bulkhead and shall not project outside the maximum Storefront projection line as shown on the Dimension Control Plan.

                           At all mall Storefront feature columns, any partition of Tenant's storefront which must attach to Landlord's feature column must be full height glass. This glass must intersect at the center line of the feature column and run parallel to Landlord's mall bulkhead for a minimum of 12 inches from the face of the feature column before changing direction.

                           At all Storefront(s), illuminated signs mounted to the outside of the Storefront will not extend below 8'-0" A.F.F.

                           Tenant must appropriately finish the top portion of its projected Storefront with a finish of the same quality and material as that used on the vertical surfaces of Tenant's projected Storefront.

                           Particular Storefront conditions require reference to Tenant's Dimension Control Plan for the location(s) of any column(s) for the purpose of respecting the 12'-6" radius setback of Tenant's "pop-out."

                           In no case will there be a limit on the amount of storefront which may be recessed behind the bulkhead line.

                  e.       Characteristics and Materials

                           No artificial images such as applied roofs, dormers, thatch, veneer brick, veneer field stone, pegboard, cork products, carpet, painted gypsum wallboard, vinyl, plastic or metal laminate, nor zolatone will be permitted in the construction of Tenant's Storefront. Back-painted glass, ceramic tile (used in any area of the mall other than in the Food Court) will be permitted only at the sole discretion and with the consent of Landlord. Landlord reserves the right to modify any Storefront design and Tenant's material selection.

                           *The use of combustible materials, and fire retardant wood is prohibited in Palisades Center.

                           It is recommended that Tenant's Storefront design utilize full height tempered glass from floor to bottom of bulkhead as a basic design element.

                  f.       Security

                           Storefront security can be provided by utilizing coiling, sliding, or folding closures of glass, painted steel, anodized aluminum, or other materials approved by Landlord. All security closures must be fully concealed when open.

                           Overhead door soffits will be constructed and finished in such a way as to conceal all internal areas of the Storefront construction. The opening will be finished on the inside faces of gate/door pocket 12" above the soffit line and 12" inside of the side wall pockets. Side wall gate/door pockets will be constructed with flush, overlay pocket doors to conceal the door and pocket. All such doors will have concealed hardware.

                  g.       Construction Materials

                           All Storefront construction and construction materials are subject to federal, state and local codes, ordinances, rules and regulations applicable to the Shopping Center.

                  h.       Safety

                           All Storefront design and construction shall comply with all federal, state and local codes, ordinances, rules and regulations applicable to the Shopping Center regarding transparent glass doors and fixed adjacent transparent glass sidelights to avoid injury from accidental human impact. All markings on glass expanses will be subject to Landlord's review.

                  i.       Tempered Glass

                           Any glass or mirror used in Tenant's Storefront construction in any type of vertical plane will be minimum 3/8" tempered safety glass. All overhead glass or mirror used in a horizontal or sloped application must be heat-strengthened laminated glass installed in accordance with governing codes.

                  j.       Storefront Base

                           All Storefront construction, excluding doors, must have a tile base. Applicable mall tile may be purchased by Tenant from Landlord and installed by Tenant or by Landlord for Tenant if installed prior to the opening of the Shopping Center. However, Tenant is strongly recommenced to utilize a material that compliments the overall storefront design.

                  k.       Maximum Projection

                           No element of the Storefront, except signage, will project across Tenant's maximum Storefront projection line. No element of Tenant's Storefront, including signage, will project across Tenant's lease line.

                  l.       Hinged Doors

                           Doors in the Storefront, if hinged, will swing toward the mall and be locked in an open position whenever the store is occupied. Such doors will be recessed in the Storefront so as not to swing past Tenant's maximum Storefront projection line.

                  m.       Non-Swing Doors

                           Non-swing doors such as sliding glass or folding doors or coiling grilles are acceptable if they are locked in an open position whenever the store is occupied.

                  n.       Floor Track

                           Any floor track will be flush with the finished floor.

                  o.       Floor Level

                           Tenant will adjust the level of the slab in Tenant's Premises by flash patching or another method to ensure that the level of the finished floor in the Premises corresponds with that of the mall.

                  p.       Display Windows

                           All display windows must be adequately illuminated and vented. Direct visual exposure of conventional incandescent lamps will not be permitted. Fluorescent lights will not be permitted in display window areas.

                  q.       Structural Support

                           All Storefront work requiring structural support, including sliding door tracks and housing boxes for grilles, will be supported at the head sections by a welded structural steel framework installed by Tenant. Connection to Landlord's roof structure or overhead floor structure for purposes other than horizontal bracing will not be permitted. All overhead rolling grille tube columns will be specified and installed by Tenant with base plates.

                  r.       Open Storefronts

                           Where Tenant's Storefront is not enclosed, Tenant's merchandise or fixtures may not be extended farther than Tenant's maximum Storefront projection line.

         4.       Floor Covering

                  a.       Materials

                           Carpeting will not be permitted within eight feet (8'-0") of the Storefront enclosure line. Areas of the store subject to high traffic will be surfaced with ceramic, marble, or stone payers or prefinished durable wood flooring. Vinyl composition tile is not allowed in Tenant's sales areas under any circumstances. All flame spread specifications for all flooring material must be provided prior to Tenant's construction for review by the local building department.

                  b.       Cutting, Patching and Core Drilling

                           Tenant will cut and patch for any underslab work which is performed after Landlord's original pouring of the slab. Excavated materials must be removed and the subgrade must be thoroughly compacted before restoring the floor slab. Upper-level tenants will not cut the concrete slab. Penetrations for all mechanical, electrical, or plumbing work will be core drilled.

                  c.       Flush with Mall

                           Tenant's floor finish will be flush with the mall floor finish, and Tenant will provide necessary finish trim where Tenant's floor finish meets the mall floor finish.

                  d.       Mall, Tenant Floor Finish Transition

                           Prior to the opening of the Shopping Center, the mall floor finish will be installed by Landlord to Tenant's lease line at Landlord's cost. Tenant will be responsible for the cost to extend the mall floor finish from Tenant's lease line to the center line of Tenant's Storefront enclosure. At Landlord's option, this work may be completed by Landlord; all such work shall be done at Tenant's expense.

                           After the opening of the Shopping Center, the Tenant is responsible for furnishing and installing any and all mall floor finish necessary to the center line of Tenant's storefront enclosure.

         5.       Ceilings

                  a.       Non-Combustible System

                           All ceilings, related framing, blocking and accessories will be non-combustible. No combustible materials may be used above finished ceiling surfaces.

                  b.       Suspension System

                           All ceiling suspension systems will be metal. Support for ceiling hangers will be from the structural members. Support will not be permitted from (but not limited to) the following: metal roof deck, mall duct work, sprinkler pipes, or conduits.

                           Tenant is encouraged to include creative ceiling systems in its sales areas. The ceiling must be suspended drywall, concealed spinal acoustical tile, 2' x 2' acoustical T-Bar ceiling with 3/8" revealed edge, or lath and plaster construction. Acoustical ceiling is to be of regular tile type only. Acoustical ceiling with 2'x 4' modules (including tiles to simulate 2'x 2' look) will NOT be permitted in sales areas.

                  c.       Food Court

                           Ceilings in wet areas must be constructed with greenboard and finished with an enamel paint or other paint which resists moisture penetration.

                  d.       Insulation

                           -----------------------------------



                  e.       Design

                           Where ceilings are omitted for aesthetic or other purposes, design will incorporate all federal, state and local codes, ordinances, rules and regulations applicable to the Shopping Center.

         6.       Sign Criteria

                  a.       Design

                           Tenant's sign design will be coordinated with Tenant's Storefront design and will not be installed until the design is approved by Landlord. Landlord will have the right to remove or require the removal of any signs which either do not meet the Sign Criteria or which are not expressly approved by

                           Landlord. The cost of such removal will be at Tenant's expense.

                           Shop drawings of all proposed signage shall be submitted by Tenant to Landlord for approval. The submittal shall include an elevation of the Storefront with signage completely dimensioned and drawn to scale. A material sample board with proposed sign materials is also required.

                           Fabrication and installation of signage will comply with all applicable local codes, ordinances, rules, regulations, and national electrical codes applicable to the Shopping Center. All signage materials will be U.L. rated.

                           All signage shall be incorporated into Tenant's design as an integral part of the Storefront.

                           To add individuality, creativity and variety, Tenant is strongly encouraged to incorporate into its design scheme the following recommendations:

                           1)       Signage etched in Storefront glazing or
                                    mirror;
                           2) Back-painted glass with signage etched & back lit;
                           3)       Neon graphics;
                           4)       Illuminated halo effect letters;
                           5) Metal letters such as cast bronze, polished brass, polished chrome and stainless steel; and
                           6)       Fiber optics.

                  b.       Store Identity

                           Tenant's sign will be limited to the identification of Tenant's tradename and/or logo.

                  c.       Characteristics

                           Tenant's sign and logo will comply with the following design requirements:

                           1)      Dimensional, individual, internally
                                   illuminated metal letters and/or logo may not be taller than eighteen inches (18"), unless in the opinion of Landlord, a larger size would be preferable. Maximum allowable projection from the Storefront will be six inches (6").

                           2) Dimensional metal back-lit ("halo-effect") letters or logo with a height of six inches (6") to eighteen inches

                                   (18'). Each letter must be at least one inch
                                   (1") but no more than five inches (5") in thickness and must be projecting from the Tenant bulkhead surface with one inch (1") maximum spacers.

                           3) Exposed neon tubes forming letters and/or logos will be permitted at the discretion of Landlord on an individual basis. Dimmer switches will be attached to the sign transformers on all exposed neon tubes. No exposed neon crossovers, raceways, ballast boxes, or transformer boxes will be permitted.

                           4) Non-dimensional letters and/or logos applied or painted directly on the inside face of the glass Storefront area will be permitted as supplemental signs only.

                           5) Supergraphic or relief treatments of large amounts of Storefront area will be permitted only at the discretion of Landlord on an individual basis.

                           6) Signage will not exceed five percent (5%) of the area of Tenant's Storefront or twelve
                                   (12) square feet (whichever is greater).

                           7) Signage will not exceed two-thirds (2/3) of the width of Tenant's demised Premises.

                  d.       Prohibited Signs

                           The following types of signs or signage will be prohibited:

                           1)      Boxed or cabinet type signs;
                           2)      Vacuum-formed plastic luminous letters
                                   and/or logos;
                           3)      Blade signs;
                           4)      Paper signs of any type;
                           5)      Artificial wood and wood grain plastic
                                   laminate;
                           6) Animated components, flashing lights, or noise making signs of any type;
                           7)      Signs utilizing plastic laminate;
                           8)      Exposed neon; and
                           9)      Dimensional graphic signage.

                  e.       Illumination

                           All signage will be adequately illuminated by Tenant, utilizing a method which is approved by Landlord.

                  f.       Exterior Signage

                           Except for Tenant's approved mall Storefront sign, exterior signage by Tenant will be allowed, subject to town approval.

                  g.       Menu Boards

                           Menu boards and price lists are subject to Landlord's review and approval. All such signage will be compatible with the remainder of the Premises and with the overall quality and design of the mall, and will be of a size, color and illumination level to be readily visible. "Photo signage" will be reviewed by Landlord. No "supplier" signs or advertising will be permitted.

         7.       Furnishings and Trade Fixtures

                  All furnishings and trade fixtures will be new and of first quality, including installation.

         8.       Heating, Ventilating and Air Conditioning

                  Delivery schedules require HVAC units to be ordered prior to Landlord's receipt of specific Tenant's specific store design data.

                  Should Tenant require other and/or additional HVAC units due to Tenant's design or other specific use, such information should be immediately relayed to Landlord in writing separate from the plans submission process (upon completion of Tenant's architect's and/or engineer's calculations). Landlord will make arrangements for such additional or upgraded equipment required if so desired by Tenant at Tenant's expense. Prior to the opening of the Shopping Center, any and all additional, upgraded or other equipment requested by Tenant is at the control of Landlord and at Tenant's expense.

                  Other design criteria relating to Tenant's work is noted below. Refer to Tenant Information Package for further details:

                  a.       Ductwork

                           Ductwork will be sized, fabricated and installed in accordance with ASHRAE 90-80 or later edition thereof and SMACNA standards. Ductwork will be installed with fiberglass insulation and vapor barrier. Ductwork which passes through fire rated walls will be equipped with U.L. approved fire dampers as required by code, and with adequate access to such dampers. All return air will be run in insulated ducts. Any flex duct used from main trunk lines to diffusers shall be limited to six (6) feet in length. Tenant must provide condensate drains for all split system equipment used by Tenant. Ductboard is NOT allowed. Ceiling plenums will not be permitted.

                  b.       Exhaust

                           Fourth level tenants will furnish and install complete exhaust systems where required. Lower-level and upper-level tenants may be required to connect their exhaust system to a master system provided by Landlord. All tenants are to ensure that systems are independent of each other for toilet rooms, equipment requiring venting including refrigeration or hot presses, cooking, heat, and/or other processes permitted by Landlord which produce air contaminants. Additionally, all tenants are to ensure that the discharge through the roof to the atmosphere properly vents odors and/or fumes away from the building, building openings and fresh air intakes. Tenant restroom exhaust duct systems will have a maximum external static pressure drop of .25 w.g. All roof penetrations must be performed by Landlord's designated contractor at Tenant's expense. See Exhibit C, Item 14, "Roof Work" for required special protection.

                  c.       Outside Air

                           Landlord will provide a common outside air duct accessible to all lower-level tenants and applicable upper-level tenants not having direct roof access. All hood exhausts must be installed with tempered make up air, including ductwork directly through the roof. Additionally, all Food tenants' hood exhaust systems will have a minimum of ninety-five percent (95%) of its capacity of make up air introduced into the food preparation area directly from the outside.

                  d.       Supplementary Heating

                           Tenant will provide electric unit heaters or wall heaters where required at exterior wall exposures to maintain minimum comfortable winter temperature levels. Tenant's design will provide for a constant ambient minimum temperature of 45 degrees (Fahrenheit) above Tenant's ceiling through the use of ceiling transfer grills, additional electric resistance units, or other methods approved by Landlord.

                  e.       Temporary Construction Heat

                           During Tenant's construction period, Tenant will provide any necessary temporary heat required for protection and completion of Tenant's Work.

                  f.       Water Cooled or Heated Equipment

                           No water cooled or heated equipment will be permitted unless water is recirculated and may be used only when specific permission is granted by Landlord.

                  g.       "As-Built" HVAC Drawings

                           Tenant will provide Landlord with "As-Built" drawings of Tenant's HVAC system.

         9.       Plumbing

                  a.       Quality

                           Tenant, in designing the plumbing system, will use the best and most recent technology available for conservation of water and energy. Fixtures will be of good standard manufacture at least equal in quality to American Standard. Flush valves will not be permitted. All faucets will have water saving aerators. Tenant will supply and install or purchase from the applicable municipality, if required, a water meter of sufficient size to serve the Premises.

                  b.       Hot Water Heaters

                           Water heaters will be automatic electric, 480 or 277 volt, 3 phase, with all necessary safety controls and drains. Water heaters located overhead will be supported independently of Landlord's structural framing system. Appropriate structural detailing will be included with Tenant's submission to Landlord for approval by Landlord and Landlord's engineer. Tenants whose only water usage is for small toilet room(s) may utilize "instant hot" hot water heaters or conventional heaters up to a maximum six (6) gallon capacity.

                  c.       Hair Interceptors

                           Individual hair interceptors will be installed on all sinks, basins, and special sanitary units which may in any way receive human or animal hair. All hair interceptors must be made accessible and must be regularly maintained.

                  d.       Grease Interceptors

                           Individual grease interceptors, adequately sized, and in compliance with state, local and other government health departments having jurisdiction over the Shopping Center will be installed and maintained on all grease producing and other kitchen equipment, and will bear the seal of the Plumbing Drainage Institute
                           (PDI). All grease interceptors will be the type that will plug solid if not maintained.

                  e.       Decor

                           No fountains or decorative devices will be used unless they are a recirculating type device.

                  f.       Sanitary Sewer Vents

                           Tenant will connect sanitary sewer vent pipes to Landlord's common vent system, or vent through the roof, as applicable. Any roof penetrations must be made by Landlord's designated roofing contractor at Tenant's expense.

                  g.       Trash Compactors

                           All tenants serving food to the public will install individual trash compactors within the Premises to precompact all trash into sealed, leak-proof containers.

                  h.       "As-Built" Plumbing Drawings

                           Tenant will provide Landlord with "As-Built" drawings of Tenant's entire plumbing system.

         10.      Electrical

                  a.       Quality

                           All electrical materials will be new, and bear the U.L. label. Selection of fixtures and lighting levels within the Premises will be in strict accordance with the provisions outlined in the latest editions of ASHRAE 90-80, and the I.E.S. Lighting Handbook, and will be in conformance with the applicable energy conservation codes.

                  b.       Codes

                           All work will meet the requirements of the latest National Electric Code, and all applicable local, state and federal codes, applicable regulations of the local telephone and power companies, and ASHRAE 90-80 or the latest edition thereof.

                  c.       Certificates

                           Tenant will be responsible for making all necessary applications for certificates regarding Tenant's Work. Upon completion of all electrical work, Tenant will furnish to Landlord a copy of the certificate of approval, issued by the local authority having jurisdiction over such installation.

                  d.       Voltage

                           All fluorescent lighting and all heating and cooling equipment must be operated on 480 or 277 volts from Tenant's high-voltage panel. All Tenant transformers must be supported independently of Landlord's structure.

                  e.       Night Lighting

                           Tenant must provide a separate night lighting circuit on a non-controlled panel (one (1) light fixture per 2,000 square feet), and a lock-on breaker for this circuit, or as designated by local authorities.

                  f.       Door Bell

                           Tenant will install an electrical, push-button operated door bell immediately adjacent to Tenant's service door, mounted at 6'-9" A.F.F. in the door jamb. Installations in exterior wall surfaces will NOT be permitted.

                  g.       Controls

                           All controls by Tenant who is separately metered.

                  h.       Wiring

                           No exposed wiring of any sort (extension cords, etc.) will be permitted subsequent to the period of Tenant's initial build-out.

                  i.       Ceiling Lighting

                           In Tenant's sales areas, 2' x 4' fluorescent ceiling lighting fixtures are prohibited. Exposed tube fluorescent lights are not permitted. Fluorescent lighting must have parabolic reflective lenses satisfactory to Landlord.

                  j.       "As-Built" Electrical Drawings

                           Tenant will provide Landlord with "As-Built" drawings of Tenant's electrical system.

                  k.       Checkmeter -- Not applicable.

                           Tenant is separately metered.

         11.      General Lighting

                  The general lighting of the mall has been designed to allow each tenant's Storefront and sales area to be a prominent focal point. The following required lighting criteria has been established:

                  a. All lighting in 'pop-out' Storefronts will be incandescent. Storefront lighting must meet all requirements as set forth by Landlord and its consultants;

                  b. All accent lighting for the Storefront 'pop-out' areas must meet the criteria stated in the Tenant Design Handbook and is subject to Landlord's review;

                  c. All fluorescent lighting will be low brightness type. Acceptable lamp colors are warm white and deluxe warm white. Acrylic lenses or non-shielded fluorescent tubes will NOT be permitted in Tenant's sales area. All fluorescent lighting will be 277 volt, deep cell louver, or parabolic reflective lenses;

                  d. Fluorescent lighting will NOT be permitted within eight (8) feet of the Storefront closure line;

                  e. Installation of Tenant's lighting in mall Common Areas is NOT permitted; and

                  f. Tenant will comply with all applicable energy conservation and construction codes.

         12. Fire Protection-- Refer to Tenant Information Package for details.

                  a.       Other Fire Protection

                           Tenant will install and maintain above the ceiling any and all fire protection devices and equipment, smoke barriers, etc. as required by code(s) in the jurisdiction where the Shopping Center is located. Tenant will install and maintain automatic exhaust hood extinguisher systems and any special equipment or retardant required by the nature of Tenant's design or business, as determined by Landlord or applicable codes.

                  b.       Damage

                           Any damage caused by Tenant to Landlord's sprinkler system will be repaired by Landlord at Tenant's expense.

                  c.       Hindrance of Sprinkler System

                           Tenant's merchandising, fixturing, storage, and other practices will not be conducted in such a manner as to hinder the effectiveness of the sprinkler system.

                  d.       Fire Extinguishers

                           Tenant will install and maintain Type ABC fire extinguishers as approved by the local fire department and Landlord's fire and casualty insurer.

                  e.       Modifications

                           All modifications, additions, repairs or relocations to the sprinkler system required for Tenant's use, prior to the Grand Opening, will be performed by Landlord's sprinkler contractor, at Tenant's expense.

                  f.       Smoke Detectors

                           Tenant will install smoke detectors which automatically shut down the HVAC unit(s) if activated. Smoke detectors will be ceiling mounted in both sales and stock/storage areas with one (1) smoke detector for every 2,000 square feet of each area and/or in the return or supply air duct as required by governing authorities and/or Landlord's fire and casualty insurer. Depending on the local code jurisdiction, the strictest of the three above-referenced requirements will apply.

         13.      Sanitary

                  Tenant will be responsible for its own toilet requirements per all applicable codes. Common Areas toilets will not be used in Tenant's calculations.

                  a.       Temporary Sanitary

                           Tenant will be responsible for all temporary sanitary facilities required during the construction of Tenant's space.

         14.      Food Court Tenant Criteria

                  a. All wall surfaces visible by the public in Tenant's food preparation areas will be faced with glazed ceramic tile. All other wall surfaces will also be finished with FRP, marlite panel or stainless steel.

                  b. Tenant will furnish and install a minimum of R-11 insulation with a vapor barrier from the floor to the underside of the structure above at all demising walls and in all ceiling areas. At exterior walls, the value of insulation will be a minimum of R-19.

                  c. Tenant will furnish and install ceramic or quarry tile flooring throughout Tenant's floor area.

                  d. Tenant will have the option of using the following countertop finishes:

                           1) Plastic slab (Corian, Avonite Formica 2000X, or its equivalent);
                           2)       Stainless steel;
                           3)       Wood butcher block;
                           4)       Ceramic tile;
                           5)       Marble, or other smooth finish stone.

                  e. Locations for any additional rooftop equipment required by Tenant's design will be subject to approval by Landlord; any such additional equipment required will be at Tenant's expense.

                  f. In addition to all of the other submittal requirements, Tenant will submit with its preliminary submittal all proposed finished for all equipment, signage, etc., which will be visible to the public.

         15.      General Conditions

                  a.       Occupancy Date

                           Landlord will notify Tenant of the date on which the Premises will be available for Tenant's Work ("Occupancy Date").

                  b.       Occupancy Period

                           The period beginning on the Occupancy Date and terminating on the Term Commencement Date of this Lease will be known as the "Occupancy Period."

                  c.       Establishment of Schedules

                           Subject to Article 2, section 2.01, Tenants, its agents, contractors and employees will comply with schedules which Landlord will establish from time to time, governing submittals by Tenant of design information for Landlord's approval, construction operations, occupancy by Tenant, opening for business, and other occurrences, for the purpose of coordinating the efforts of Tenant or Tenant's contractors, and Landlord. All parties will cooperate with Landlord in expediting work, and will provide work schedules, status reports, and updates upon Landlord's request until Tenant opens for business.

                  d.       Failure to meet Schedule

                           Subject to Article 2, section 2.01, any cost incurred by Landlord as a result of Tenant's failure to meet the schedule requirements herein described will be Tenant's responsibility; such costs will be payable by Tenant to Landlord upon Landlord's demand. Any modification to Landlord's Work or Tenant's Work necessitated by Tenant's failure to undertake or complete Tenant's Work as required under this Lease will become the responsibility of Tenant. Upon three
                           (3) days written notice thereof, Landlord may request that Tenant's general contractor cease work, and Landlord may complete, at Tenant's expense, any work deemed by Landlord to jeopardize Tenant's required opening date. Upon three (3) days written notice thereof, Landlord may remove Tenant's general contractor due to non-compliance with rules and regulations listed below or published on site.

                  e. Construction Rules and Regulations of the Mall after Grand Opening

                           1) Tenant will erect and maintain a temporary barrier throughout the construction period. Said barrier is subject to the following requirements - it shall:

                                    a)     Not extend beyond three feet (3')
                                           into the walking corridors. At all
                                           times, a ten foot (10') minimum
                                           clearance must be maintained in the
                                           mall Common Areas;

                                    b)     Be constructed of metal studs and
                                           5/8" fire rated gypsum wallboard;

                                    c)      Be taped and finished;

                                    d)     Be painted (paint number to be
                                           specified by Landlord) and have a
                                           finished vinyl or rubber base;

                                    e)     Be twelve feet (12') high, sealed to
                                           contain dust, and insulated to
                                           minimize sound transmission;

                                    f)     Have a factory-made door with lockset
                                           which will be kept closed. The door
                                           will swing into the store and be
                                           equipped with a door closer. A
                                           working copy of the key will be
                                           marked accordingly and left in the
                                           mall office;

                                    g)     Be maintained on a daily basis as
                                           necessary (i.e., paint, sheetrock,
                                           repair, etc.);

                                    h)     Any such temporary Storefront barrier
                                           may not be dismantled until the
                                           permanent Storefront is completed;

                                    i)     Any such temporary Storefront barrier
                                           may not be fastened to the finished
                                           floor, demise piers or any other
                                           permanent finishes or fixtures in the
                                           mall;

                                    j)     Not contain advertising of
                                           contractors or associated trades.

                           2) No jackhammering, or use of other equipment producing a high noise or dust level during shopping hours will be permitted.

                           3) All construction materials will be delivered via service entrances. For stores without service entrances, all materials will be delivered either before or after standard mall operating hours.

                           4)       Doors are not to be wedged open.

                           5) Contractor and employee vehicles will be parked in areas as directed by Landlord.

                           6) Tenant will dispose of all waste materials (except concrete, masonry or structural steel) in dumpsters or other approved containers provided by Tenant which are located in areas designated by Landlord. Absolutely no waste material is to be discarded in adjoining spaces, other vacant spaces, mall areas or Landlord's compactor.

                           7) No building systems will be shut down without the express prior permission of Landlord.

                           8) All work will be performed in a neat and orderly fashion.

                           9) Tenant will notify the mall office personnel of the following prior to starting work:

                                    a)     The name, address, and temporary
                                           residence location of contractors
                                           working in the space; and

                                    b)     The starting date and anticipated
                                           completion date of all work.

                           10) If Exhibit C established that Tenant accepts the Premises "As Is," then any demolition which may be required will be performed by Tenant at Tenant's expense.

                  f.       Compliance with Construction Rules and Regulations

                           As a condition of Landlord's approval of Tenant or Tenant's contractor taking occupancy of the Premises, Tenant or Tenant's contractor will be required to deposit with Landlord the sum of $5,000.00 to be held by Landlord as security for the compliance by Tenant and Tenant's contractor with the Construction Rules and Regulations set forth herein and the other construction requirements as set forth in Exhibits C and D. Tenant and Tenant's contractor will reimburse Landlord for the cost of any damage or disruption caused by the failure of Tenant or Tenant's contractor to comply with the Construction Rules and Regulations. Any such cost(s) will be first recovered by Landlord from the security deposit made hereunder. Upon the recovery of cost(s), Tenant will restore the security deposit to the original sum of $5,000.00.

                           Landlord will return the security deposit or the amount remaining thereof upon satisfaction of the following conditions; (i) the satisfactory completion of Tenant's Work as required under the Lease, including Landlord's punchlist; (ii) delivery of a Certificate of Occupancy to Landlord; (iii) within sixty (60) days following Landlord's acceptance of Tenant's properly completed Certificate of Completion, the submission of "As-Built" drawings as may be required hereunder; (iv) the receipt of copies of lien releases issued to Tenant from each subcontractor and the general contractor. Request for the return of the security deposit must be made to Landlord in writing.

                  g.       Compliance with Laws

                           Tenant and Tenant's contractor will, at its/their expense, comply with all applicable statutes, ordinances, rules, orders, laws, regulations, codes and recommendations of all governmental agencies and their authorized agents which have jurisdiction over Tenant's Work; and, with respect to the prevention of fire and exposure to liability risks, to the Board of Fire Underwriters, Rating Board, and Landlord and Tenant's insurance companies. Tenant and/or Tenant's contractor will apply for, pay all fees for, and obtain all necessary permits, licenses and certificates. A copy of same will be delivered to Landlord and will be posted in a prominent place within the Premises before Tenant begins work. Tenant will furnish Landlord with a copy of a Certificate of Occupancy prior to opening for business.

                  h.       Non-Interference

                           Tenant will perform its work so as not to interfere with the completion of Landlord's Work or the work of other tenants.

                  i.       Quality of Materials:  Warranty

                           All materials furnished and incorporated in Tenant's Work will be new, unused, and of the quality and characteristics specified herein. If the quality and characteristics of certain materials are not specifically set forth herein, materials used will be those customarily used in first-class work of similar nature and character. Tenant will guarantee, and will require all parties furnishing and incorporating materials in Tenant's Work to guarantee said work to be free from any and all defects in workmanship and material for a period of one year for contractor installed work and material and the applicable time period warranty for equipment provided by the manufacturer from the date of completion thereof. Tenant will be responsible for the costs of correction of such defects, which costs will include any and all expenses and damages resulting from said defects. Tenant's agreements with its contractors will contain language so providing and further providing that all guarantees and warranties will inure to the benefit of both Landlord and Tenant, as their respective interests appear, and that such guarantees and warranties can be directly enforced by either.

                  j.       Easements

                           Tenant will install and maintain proper access panels as may be required for the regular maintenance of Tenant's and Landlord's equipment.

                           Where applicable, tenants will recognize the rights of Landlord and of tenants located above or below to run pipes, ducts, conduits, or related items servicing the mall or other areas through Tenant's Premises. Tenant will cooperate with Landlord and other tenants; hours and times when work will be performed will be agreed upon by the parties involved. Any dispute arising hereunder will be resolved by Landlord.

                  k.       Insurance

                           1) Tenant will secure, pay for and maintain, or cause its contractor(s) to secure, pay for and maintain, during Tenant's construction and fixturing work within the Premises, all of the insurance policies required herein in the amounts as set forth below. Tenant will not permit its contractor(s) to commence any work until all required insurance has been obtained and certificates of such insurance have been delivered to Landlord.

                           2) Tenant's Contractors' and Subcontractors' Required Minimum Coverages and Limits of Liability.

                                    a)      Comprehensive General Liability,
                                            including personal injury and
                                            property damage, completed
                                            operations, explosions, collapse,
                                            and underground operations, if any,
                                            broad form property damage,
                                            contractor's protective liability,
                                            in the minimum amount of $2,000,000
                                            Combined Single Limit;

                                    b)      Auto Liability, Bodily Injury and
                                            Property Damage (including non-owned
                                            and hired vehicles) in the minimum
                                            amount of $1,000,000 Combined Single
                                            Limit; and

                                    c)      Statutory Workers' Compensation,
                                            Employer's Liability and Disability
                                            Benefits, Umbrella Coverage in the
                                            minimum amount of 2,000,000.

                                            Such insurance will insure the
                                            contractor and/or subcontractor
                                            against any and all claims for
                                            personal injury, including death
                                            resulting therefrom and damage to
                                            the property of others caused by
                                            accident and arising from the
                                            contractors' and/or subcontractors'
                                            operations and whether such
                                            operations are performed by the
                                            contractor(s), subcontractor(s), or
                                            by anyone directly or indirectly
                                            employed by them.

                           3)       Protective Liability Insurance.

                                    Tenant will provide Owner's Protective
                                    Liability Insurance that will insure
                                    Landlord and Tenant against any and all
                                    liability to third parties for damages
                                    because of personal injury liability (or death resulting therefrom) and property damage liability of others or a combination thereof which may arise from work in connection with the Premises, and any other liability for damages which Tenant's contractor or subcontractors are required to insure against under any provisions herein. Said insurance will be provided in the minimum amount of $2,000,000 Combined Single Limit.

                           4)       Tenant's Builder's Risk Insurance -
                                    Completed Value Builder's Risk Material
                                    Damage Insurance

                                    Tenant will provide an "All Physical Loss"
                                    Builder's Risk insurance policy on all
                                    Tenant's Work to be performed in the
                                    Premises as it relates to the building
                                    within which the Premises is located. The policy will include Tenant, its contractor and subcontractors and Landlord as named insureds, as their interests appear. The amount of insurance to be provided will be one hundred percent (100%) of the full replacement cost.

                           5) All such insurance policies required above will name Landlord as an additional insured, except Workers' Compensation Insurance, which will contain an endorsement waiving all rights of subrogation against Landlord.

                                    Certificates of Insurance will provide that no reduction in the amounts or limits of liability or cancellation of such insurance coverage will be undertaken without thirty
                                    (30) days prior written notice to Landlord.

                                    All insurance policies required above will be written by companies authorized under the laws of the state in which the Shopping Center is located and such policies must be satisfactory to Landlord.

                  l.       Indemnity

                           Tenant will fully protect, defend, indemnify and hold harmless Landlord and Landlord's Managing Agent(s) and their employees, partners, officers, directors, agents, heirs, executors, administrators, successors, and assigns against any and all claims, actions, damages, liabilities, costs and expenses, including any and all attorneys' fees, arising from, because of, or out of the performance or non-performance of Tenant's Work or the use or occupancy of the Premises for Tenant's Work.

                  m.       Hazardous Materials

                           Tenant will not install, nor cause or allow to be installed, nor use any hazardous materials in Tenant's Work without the express prior written consent of Landlord. Tenant will guarantee and require all parties furnishing and incorporating materials in Tenant's Work to guarantee that hazardous materials have not been furnished or incorporated in Tenant's Work. Tenant will be responsible for any and all cost(s) of correction which will include all expenses and damages, whether direct or indirect, resulting from the installation or use of hazardous materials. Tenant's agreements with its contractor(s) and subcontractor(s), if any, will contain language so providing and further, warranting that hazardous materials were neither installed nor used in the Premises; such warranties shall inure to the benefit of both Landlord and Tenant, and can therefore be directly enforced by either.

                                   APPENDIX 1A

                         Tenant Electrical Load Summary

         (Please complete the following form and include as part of the Final Drawing Submittal to the Landlord.)

Tenant:                                             Space No.:
         --------------------------------------                ---------------
Mall:                                               GLA:
       ----------------------------------------                ---------------

Landlord provides as standard 10 watts per square foot. Food Court Tenants are provided with 15 watts per square foot. The information provided below is necessary in order to properly size the Mall's electrical distribution capacity. Upgrades over the Landlord's supplied wattage will be billed to the Tenant.

Winter:           Summer:

1.     Connected Cooling Load:           Compressor(s):                   Watts
                                         Inside Fan:                      Watts
                                         Outside Fan(s):                  Watts
                                         Power Exhaust:                   Watts

2.     Connected Heating Load:           Compressor(s):                   Watts
                                         Inside Fan:                      Watts
                                         Outside Fan(s):                  Watts
                                         Heat Coil(s):                    Watts

3.     Connected Constant Lighting Load:
       (not to be included in occupied lighting load below)               Watts

4.     Connected Constant Equipment Load:
       (not to be included in occupied lighting load below)               Watts


5.     Connected Occupied Lighting Load:
       (not to be included in constant lighting load above)               Watts

6.     Connected Occupied Equipment Load:
       (not to be included in constant equipment load above)              Watts

7.     Total Connected Load:
       (the greater of item 1 or 2 plus items 3 through 6)                Watts

Completed By:
Electrical Engineer's Name:  ________________________     Date:  ______________
Firm Name:  _________________________________________     Stamp: ______________
Address:  ___________________________________________
Phone:    ___________________________________________

                                   APPENDIX 2

                            CERTIFICATE OF COMPLETION
                                       AND
            AFFIDAVIT OF CONTRACTOR'S COMPLIANCE WITH APPROVED PLANS

 (Complete and submit to Landlord upon completion of Tenant's Work construction)

RE:  Construction of ___________________________________________ STORE

     ___________________________________________ MALL

This is to state that I have made an inspection of the site on completion, and I hereby certify that the Premises has been completed in accordance with the Landlord approved final plans and specifications except as noted below.


Dated: ________________                   Tenant:  ___________________________


                                          By: ________________________________


                                          Title:  ____________________________



Dated:                                    Contractor:  _______________________


                                          Name:    ___________________________


                                          Address:  __________________________


                                          Signature:  ________________________


                                          Title:   ___________________________



List all changes, if any, to previously approved plans and specifications required during construction:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

As-Built Drawings Enclosed (if applicable):   ________
                                              ________

                                    EXHIBIT E

                                GUARANTY OF LEASE

                              INTENTIONALLY DELETED

                                   SCHEDULE F

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT, dated as of this ________ day of __________________, 2000, is made between Paine Webber Real Estate Investments, Inc., a Delaware corporation having an office at 1285 Avenue of the Americas, l9th Floor, New York, NY 10019 (the "Mortgagee"), and _____________________________ a _________________corporation having an office at
__________________________________________________________ (the "Tenant").

                                    RECITALS

         WHEREAS, Tenant has entered into a certain lease (the "Lease") dated _____________ with EklecCo L.L.C., a New York limited liability company, as lessor (the "Landlord"), covering premises (the "Premises") located within the Palisades Center, West Nyack, New York (the "Center") (the Center is located on real property more particularly described on Exhibit A hereto); and

         WHEREAS, Mortgagee has made or agreed to make a loan secured by a mortgage or a series of mortgages (the "Mortgage") encumbering the real property of which the premises form a part, and the parties desire to set forth their agreement as hereinafter set forth.

                                   AGREEMENT:

         NOW THEREFORE, in consideration of the premises and of the sum of ONE DOLLAR ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

         2. Subject to the provisions contained herein, the Lease is and shall be subject and subordinate to the Mortgage insofar as it affects the real property of which the Premises form a part, and to all renewals, modifications, consolidations, replacement and extensions of the Mortgage, to the full extent of amounts secured thereby and interest thereon.

         3. Tenant agrees that it will attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of any such purchaser or transferee (any such purchaser, transferee, or permitted successor or assign being referred to herein as a

                  "Successor Landlord"), as the Landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease upon the same terms and conditions set forth in the lease; provided, however, that Tenant shall be under no obligation to pay rent to Successor Landlord until Tenant receives written notice from Successor Landlord that it has succeeded to the interest of Landlord under the Lease.

         4. Subject to paragraph 8 below, so long as Tenant is not in default under any of the terms, covenants, or conditions of the lease beyond any applicable notice and cure period, in the event any Successor Landlord acquires title to the Premises or to the common areas of the Center, or both, then:

                  a. Successor Landlord shall acquire and accept the Premise and/or common areas of the Center subject to the Lease;

                  b. The Lease and the rights of Tenant thereunder shall not be affected or disturbed by such Successor Landlord, but shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant;

                  c. Tenant shall be entitled to lawful, quiet and peaceful possession and occupation of the Premises and shall enjoy, subject to the provisions of the Lease, all of the rights therein granted without any hindrance, ejection, molestation, or interference by such Successor Landlord; and

                  d. Tenant shall not be named as a party in any proceedings which may be instituted in connection with the Mortgage.

         5. Tenant shall have the same remedies against a Successor Landlord for breach of the Lease that Tenant might have had against Landlord if such Successor Landlord had not succeeded to the interest of Landlord; provided, however, that no Successor Landlord shall be:

                  a. liable for any act or omission of any prior Landlord under the Lease (including EklecCo), except such acts or omissions which are of a continuing nature, and then only to the extent any such act or omission occurs during or is attributable to the period from and after the date a Successor Landlord succeeds to the interest of Landlord under the Lease; or

                  b. liable for the return of any security deposit, except to the extent actually received by a Successor Landlord; or

                  c. subject to any offsets or defenses which tenant might have against any prior Landlord under the Lease (including EklecCo), except for offsets and defenses expressly permitted under the Lease; or

                  d. bound by any rent or additional rent which tenant might have paid for more than the current month to any prior Landlord under the Lease (including EklecCo), excluding any Real Property Taxes, insurance, and common area maintenance expenses collected in advance by any prior Landlord under the Lease in accordance with the terms of the Lease.

         6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

         7. Tenant agrees to give Mortgagee, at its address set forth below (or such other address as maybe specified by Mortgagee from time to time in a written notice sent to Tenant by Certified Mail, Return Receipt Requested, at its address set forth below) by Certified Mail, Return Receipt Request, a copy of any notice served upon the Landlord, it being agreed that no such notice shall be effective unless a copy thereof is so given to Mortgagee. Tenant and Mortgagee agree that Mortgagee shall have a concurrent (within the time to cure provided to Landlord under the Lease) opportunity to cure any default prior to exercise by Tenant of any of its rights as to such default under the Lease, it being agreed that the correction of any such default by Mortgagee shall have the same effect and be treated as a correction by Landlord.

         8. In the event a Successor Landlord succeeds to the interest of Landlord in the Center, Tenant's rights against such Successor Landlord, as the Landlord, shall be limited to such Successor Landlord's interest in the Center and Tenant shall have no recourse with regard to any other assets of such Successor Landlord.

         9. The Mortgage shall not cover, nor shall the lien thereof extend to, Tenant's leasehold interest in the Lease or Tenant's fixtures, equipment or other personal property whether or not affixed to the Premises.

         10. No amendment or modification of this Agreement shall be valid or binding unless in writing, signed by the party or parties to be bound thereby. No amendment or modification of the Lease after the date hereof shall be binding against Mortgagee unless in writing and approved in writing by Mortgagee, which approval shall not be unreasonably withheld or delayed.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

                                       TENANT:


                                       By:     ________________________________

                                       Name:   ________________________________

                                       Title:  ________________________________

                                       Addess:

                                       ________________________________________

                                       ________________________________________



                                       MORTGAGEE:


                                       By:     ________________________________

                                       Name:   ________________________________

                                       Title:  ________________________________

                                       Addess:

                                       ________________________________________

                                       ________________________________________

                            ACKNOWLEDGMENT OF TENANT

STATE OF ____________)
                     ) ss.:
COUNTY OF ___________)

On the _______ day of _____________ of the year 2000 before me, the undersigned, personally appeared _____________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual(s) made such appearance before the undersigned in ________________ County,
________________.


                                    __________________________________________
                                    (Signature and office of individual taking acknowledgment)

My Commission expires:                   (Seal)


                           ACKNOWLEDGMENT OF MORTGAGEE

STATE OF ____________)
                     ) ss.:
COUNTY OF ___________)

On the ________ day of _____________ of the year 2000 before me, the undersigned, personally appeared _____________________________,personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual(s) made such appearance before the undersigned in ________________ County, ________________ .

                                    __________________________________________
                                    (Signature and office of individual taking acknowledgment)

My Commission expires:                   (Seal)




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

                                   EXHIBIT G

                          TENANT'S ESTOPPEL CERTIFICATE

(Date)


EklecCo L.L.C.
4 Clinton Square
Syracuse, NY 13202

       Re: Lease Agreement (the "Lease") executed this ____ day of ___________, 20__, by and between EklecCo L.L.C. (the "Landlord") and [Tenant's Name] (the "Tenant")

Gentlemen:

         As Tenant under the Lease, the undersigned acknowledges with respect to the Premises demised under the Lease (the "Premises"), the truth and accuracy of the following statements pertaining to the Lease and the Premises:

         1.   Tenant now occupies the Premises described in the Lease.

         2. Tenant presently is open and conducting business with the public in the Premises.

         3. The Fixed Minimum Rent, Percentage Rent and Additional Rent in the amounts, respectively, amounts per month has commenced.

         4. The Lease is in full force and effect and has not been modified, amended or assigned and Tenant is not aware of any Landlord Notice of Default or termination under the Lease. Tenant is not aware of any default by Landlord of the terms, covenants and conditions of the Lease.

         5.   The Lease represents the entire agreement between the Parties.

         6.   The Term of the Lease expires on      (date)       .
                                               ------------------

         7. All conditions under the Lease to be performed by Landlord have been satisfied.

         8. On this date there are no existing defenses or effects which Tenant has against the enforcement of the Lease by Landlord.

         9. Tenant has not paid any Rent more than one month in advance, nor has Tenant deposited any security with Landlord.

         10.  The size of the Premises is approximately     (size)
square feet.                                            ---------------

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

         11. The operation and use of the Premises do not involve the generation, treatment, storage, disposal or release of any Hazardous Material or a solid waste into the environment and the premises are being operated in accordance with all applicable environmental laws, zoning ordinances and building codes.

         12. Capitalized undefined terms used herein shall have the respective meanings given such terms in the Lease.

         13. This Estoppel Certificate may be relied on by Landlord, Landlord's mortgagee, Painewebber Real Estate Investments, Inc., and Landlord's ground lessors.

         14. [Such other information as Landlord, Landlord's mortgagee or Landlord's ground lessor may reasonably request.]


                                       By:     ________________________________

                                       Name:   ________________________________

                                       Title:  ________________________________

                                       Date:   ________________________________











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